                             AIM EQUITY FUNDS, INC.
                              INSTITUTIONAL CLASSES

                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                              AIM WEINGARTEN FUND

[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                 APRIL 30, 1998

                                TABLE OF CONTENTS

                        AIM Charter Fund              2-17

                        AIM Constellation Fund       18-33

                        AIM Weingarten Fund      34-Inside
                                                back cover


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter



                    Dear Fellow Shareholder:

                    When we last reported to you, for the fiscal year ended
  [PHOTO OF         October 31, 1997, equity markets worldwide had just been
 Charles T.         shaken by the currency crisis in Southeast Asia. By April
   Bauer,           30, 1998, the end of this six-month reporting period, most
Chairman of         markets had recovered nicely, with domestic equities
the Board of        reaching new highs and European markets outdoing even the
  THE FUND          U.S.'s heady pace. Only Asian markets remained in the
APPEARS HERE]       doldrums. Bonds have turned in a solid performance with
                    generous real returns, though not as spectacular as some had predicted when the Asian crisis first broke.
                        Good economic news has been arriving almost daily early
                    in 1998. Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion, and the buoyant financial markets that accompany it, may continue for the foreseeable future.
     Nevertheless, by the close of this reporting period, many market participants were uneasy. Some worried that economic growth was so robust and labor markets so tight that the Federal Reserve Board would raise interest rates to keep inflation at bay. Historically, it has been events such as a rise in interest rates--or more ominous occurrences such as wars--that have ended bull markets as experienced in this decade. Other participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, this bull market will end one day, and markets became less ebullient shortly after this reporting period closed. In the face of uncertainty, the best course for investors is to remain realistic and ready. The market advances of the past three years have been unprecedented and may have fostered unrealistic expectations among investors. We have never experienced two years in a row of market returns above 30%, let alone three. Investors would do well to remember that the long-term average return for equities is closer to 10% per year.
     A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM fund discuss how the fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
     We are pleased to send you this report on your fund. If you have any questions or comments, please contact our Client Services department at 800-659-1005.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

Long-Term Performance

AIM CHARTER FUND

For shareholders who seek growth and income by investing primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Charter Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

============================================================
AIM Charter Fund
INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/98, most recent calendar quarter-end.
 1 Year                                               41.34%
 3 Years                                              28.04
 5 Years                                              18.37
Inception (7/30/91)                                   16.59

For periods ended 4/30/98.
 1 Year                                               34.71%
 3 Years                                              26.77
 5 Years                                              18.85
Inception (7/30/91)                                   16.37
============================================================

2
                   C      H      A      R      T      E     R

The Managers' Overview

FUND GENERATES SOLID RETURNS, ADOPTS MORE CONSERVATIVE STANCE

A roundtable discussion with the Fund management team for AIM Charter Fund for the six months ended April 30, 1998.

-------------------------------------------------------------------------------

Q.  HOW DID AIM CHARTER FUND PERFORM DURING THE REPORTING PERIOD?

A. The Fund did very well, once again delivering steady growth and income. For the six months ended April 30, 1998, total return for the Institutional Class, including reinvestment of quarterly distributions, was 14.26%. This performance is consistent with the Fund's excellent long-term track record as shown on the following pages. Net assets continued to grow, from $40.2 million at the opening of the reporting period to $45.2 million at its close.

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A. During the first half of the period, the currency and market crises in Asia dampened stock market performance dramatically. But as the new year unfolded, the markets shrugged off these difficulties. A much-anticipated slowdown in the U.S. economy, predicted to result from the Asian troubles, never materialized. U.S. gross domestic output rose at a 4.8% annual rate during the first quarter of 1998. Inflation, widely believed to result from such robust economic expansion, remained low. The Commerce Department's overall price index rose an annualized 0.9% during the quarter--its slowest rate in 34 years. As worries about Asia receded, the markets resumed their rise. In April, the Dow Jones Industrials closed above the 9200 mark for the first time.
        Fund performance paralleled that of the markets, with most of the growth taking place during the latter half of the reporting period.

NET ASSETS UNDER MANAGEMENT

10/31/97   $40.2 million
4/30/98    $45.2 million

Q. SOME OBSERVERS EXPRESS CONCERN ABOUT STOCK PRICES RISING SO MUCH. DO YOU THINK THE MARKET IS TOO HIGH?

A. That is probably impossible to say. While the strength of the U.S. economy provides solid underpinnings for equity performance, we think the market is very expensive by any valuation measure. Especially for very large companies, the so-called "mega-caps" like General Electric, price/earnings ratios have risen dramatically just in the past year or so.
        And this has happened even as earnings growth has leveled off or declined. Average earnings growth for large domestic companies was in the single digits for the first quarter of 1998, compared to double-digits the past few years.

Q.  HAVE YOU CHANGED THE WAY YOU MANAGE THE FUND AS A RESULT?

A. We are becoming a bit more conservative as we see confidence in earnings erode. One step we have taken is raising our stake in convertible securities. With convertibles, you can keep an income-generating interest in a corporation without being exposed to all the fluctuation in the value of the company's common stock.
        Convertible corporate bonds represented more than 9% of the portfolio at the close of the reporting period, up from 8% six months earlier; and convertible preferred stocks were approximately 9% of the portfolio, up from just below 7.00%.
        To give you a specific example, we owned America Online, Inc. as a common stock six months ago. It was a very successful holding--it almost doubled in the first quarter of 1998. We decided to protect some of our profits and still keep an interest in the company by moving into their convertible securities instead. Other companies whose convertible securities have been very good holdings include WorldCom, Inc., and Continental Airlines.

Q.  WHERE ELSE HAVE YOU FOUND GOOD OPPORTUNITIES?

A. Three areas that have done well for the Fund are the financial sector; communication services; and health care stocks, particularly pharmaceuticals.

Q. WHY ARE FINANCIAL STOCKS STILL ATTRACTIVE? THEY WERE PROMINENT IN THE PORTFOLIO SIX MONTHS AGO.

A. With financial markets ebullient, interest rates stable, and the trend toward globalization and consolidation unabated, financial stocks have been performing very well, and in many cases their valuations seem much more reasonable than for the market in general. At approximately 24% of net assets, financials represent the largest sector weighting in the portfolio, as they did six months ago.
        Emblematic of what is going on in this field is the merger, announced in April, of insurance giant Travelers Group, Inc. and major money-center banker Citicorp--two stocks in the Fund's portfolio. This largest corporate merger in history aims to meld two financial-services leaders that reported solid earnings for the first quarter of 1998.
        One factor spurring this consolidation wave is the financial burden the Year 2000 problem poses for financial companies. It will be advantageous to spread those reprogramming costs over as large a base as possible.

Q.  WHAT MAKES COMMUNICATIONS SERVICES A GOOD INVESTMENT?

A.  We increased our holdings in this


                                                                               3
                   C      H      A      R      T      E     R

The Managers' Overview

PORTFOLIO COMPOSITION

As of 4/30/98, based on total net assets

====================================================================================================
TOP 10 HOLDINGS                                              NUMBER OF HOLDINGS: 177
----------------------------------------------------------------------------------------------------
 1. Philip Morris Companies, Inc.                   3.73%

 2. Chase Manhattan Corp. (The)                     2.59

 3. Warner-Lambert Co.                              1.77     Common Stocks                   75.58%

 4. Pfizer, Inc.                                    1.70     Convertible Preferred Stock      9.32%

 5. WorldCom, Inc.-$2.68 Conv.Dep.Pfd.              1.66     Convertible Bonds                9.36%

 6. Intel Corp.                                     1.51     U.S. Government Bonds            3.94%

 7. Service Corp. International                     1.35     Cash & Cash Equivalents          1.80%

 8. American International Group, Inc.              1.23

 9. Union Bank of Switzerland (Switzerland)         1.20

10. Morgan Stanley, Dean Witter, Discover & Co.     1.18

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
====================================================================================================

    area during the reporting period to about 7.5% of assets. Technical changes and the growth of new services, especially wireless services, characterize the communications sector. It, too, is undergoing a wave of mergers and acquisitions. One of the largest mergers on the table involves rapidly growing WorldCom, Inc. and MCI Communications Corp., both portfolio holdings. Another portfolio holding, SBC Communications Inc., has merger proposals outstanding for two other "Baby Bells," Southern New England Telecom and Ameritech. Such transactions have led to speculation that the old nationwide telephone system may gradually be reassembled piece by piece.

Q.  HEALTH CARE IS STILL A SIGNIFICANT PORTION OF THE PORTFOLIO. WHY?

A. Though reduced slightly over the six-month reporting period, our health-care holdings are still large: about 14% of assets. Consolidation and cost cutting in the health-care sector have been benefiting profit margins for service providers, and a number of HMOs and other care providers were able to raise premiums recently for the first time in years.
        Underlying the improved profit picture of many health-care providers are systems improvements such as those provided by portfolio holding HBO & Company. HBO produces software that integrates health-care information so that patient information, for example, can move seamlessly among doctors' offices, hospitals and other providers, and insurance companies.
        Another positive factor has been the FDA's gradual streamlining of filing and approval systems. This has been welcomed by pharmaceutical firms, especially those with new products or drug delivery systems. A steady stream of new pharmaceutical products has been a significant contributor to this sector's recent good performance. Portfolio holding Warner-Lambert Co. recently received "fast track" FDA approval for two new products: the cholesterol reducer Lipitor and the diabetes treatment Rezulin.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. Toward the close of the reporting period, there were some cautionary signs for a few of our major holdings, especially the antitrust campaign against Microsoft and the heightened scrutiny of mergers, such as the one involving MCI Communications Corp. and WorldCom, Inc.
        By and large, though, the environment appears promising. For example, by the end of the reporting period, there was evidence market performance had broadened somewhat, with mid-cap stocks slightly outperforming large-cap issues. Since approximately 23% of portfolio holdings are in the mid-cap sector, this is good news for the Fund.
        We believe we have positioned the Fund well by trying to balance higher-growth, lower-income securities with some slower-growth, higher-income positions. While the vast majority of portfolio holdings are growth-oriented equities, we have increased our holdings of convertibles, and we have a small position, just below 4% of assets, in short-term government securities to supplement the income stream.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND MARKETS IN GENERAL?

A. Most observers foresee stable interest rates, healthy economic growth, and continued contained inflation as global competition and lower energy costs offset the inflationary potential of tight labor markets. No one has identified a good reason for the seven-plus years of domestic economic expansion to end abruptly.
        However, most market participants would welcome some cooling off. One of the events most likely to trigger a halt in the market's prolonged rise would be an interest rate hike by the Federal Reserve Board (the Fed). Although the Fed left interest rates unchanged at its meeting shortly after the close of the reporting period, it has been hinting about its concern over rapid economic growth and the dramatic rise in equity values. An interest rate rise would be forestalled by evidence that the economy is growing a little less rapidly.


4
                   C      H      A      R      T      E     R

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-75.58%

AUTO PARTS & EQUIPMENT-0.86%

Federal-Mogul Corp.                    300,000   $   19,406,250
---------------------------------------------------------------
Lear Corp.(a)                          500,000       26,781,250
---------------------------------------------------------------
                                                     46,187,500
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-3.48%

Banc One Corp.                         650,000       38,228,125
---------------------------------------------------------------
Bank of Montreal (Canada)              300,000       16,365,353
---------------------------------------------------------------
Mellon Bank Corp.                      350,000       25,200,000
---------------------------------------------------------------
Royal Bank of Canada (Canada)          267,000       15,946,987
---------------------------------------------------------------
Schweizerischer Bankverein
  (Switzerland)                         75,000       26,037,849
---------------------------------------------------------------
Union Bank of Switzerland
  (Switzerland)                         40,000       64,396,615
---------------------------------------------------------------
                                                    186,174,929
---------------------------------------------------------------

BANKS (MONEY CENTER)-4.26%

BankAmerica Corp.                      450,000       38,250,000
---------------------------------------------------------------
Chase Manhattan Corp. (The)          1,000,000      138,562,500
---------------------------------------------------------------
Citicorp                               340,000       51,170,000
---------------------------------------------------------------
                                                    227,982,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.12%

CBS Corp.                              800,000       28,500,000
---------------------------------------------------------------
Comcast Corp.-Class A                  800,000       28,650,000
---------------------------------------------------------------
Tele-Communications, Inc.(a)         1,750,000       56,437,500
---------------------------------------------------------------
                                                    113,587,500
---------------------------------------------------------------

CHEMICALS-0.30%

Rohm & Haas Co.                        150,000       16,171,875
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.35%

Monsanto Co.                           350,000       18,506,250
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.04%

Lucent Technologies, Inc.              400,000       30,450,000
---------------------------------------------------------------

Telefonaktiebolaget LM

  Ericsson-ADR (Sweden)                150,000        7,715,625
---------------------------------------------------------------
Tellabs, Inc.(a)                       250,000       17,718,750
---------------------------------------------------------------
                                                     55,884,375
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.84%

Compaq Computer Corp.                1,400,000       39,287,500
---------------------------------------------------------------
Hewlett-Packard Co.                    400,000       30,125,000
---------------------------------------------------------------
International Business Machines
  Corp.                                250,000       28,968,750
---------------------------------------------------------------
                                                     98,381,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.62%

Cisco Systems, Inc.(a)                 450,000       32,962,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-2.58%

Computer Associates
  International, Inc.                  350,000   $   20,496,875
---------------------------------------------------------------
Compuware Corp.(a)                     400,000       19,550,000
---------------------------------------------------------------
HBO & Co.                              300,000       17,943,750
---------------------------------------------------------------
Microsoft Corp.(a)                     700,000       63,087,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             400,000       17,025,000
---------------------------------------------------------------
                                                    138,103,125
---------------------------------------------------------------

CONSUMER FINANCE-0.87%

Household International, Inc.          200,000       26,287,500
---------------------------------------------------------------
MBNA Corp.                             600,000       20,325,000
---------------------------------------------------------------
                                                     46,612,500
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.05%

Bergen Brunswig Corp.-Class A          600,000       27,225,000
---------------------------------------------------------------
Cardinal Health, Inc.                  300,000       28,875,000
---------------------------------------------------------------
                                                     56,100,000
---------------------------------------------------------------

ELECTRIC COMPANIES-0.98%

CINergy Corp.                          350,000       12,206,250
---------------------------------------------------------------
Edison International                   500,000       14,906,250
---------------------------------------------------------------
FPL Group, Inc.                        200,000       12,412,500
---------------------------------------------------------------
PG&E Corp.                             400,000       12,950,000
---------------------------------------------------------------
                                                     52,475,000
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-1.03%
General Electric Co.                   650,000       55,331,250
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.52%

General Motors Corp.-Class H(a)        500,000       27,625,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.51%

Intel Corp.                          1,000,000       80,812,500
---------------------------------------------------------------

ENTERTAINMENT-0.51%

Time Warner Inc.                       350,000       27,475,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.47%

Applied Materials, Inc.(a)             700,000       25,287,500
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.74%

American Express Co.                   400,000       40,800,000
---------------------------------------------------------------
Fannie Mae                           1,000,000       59,875,000
---------------------------------------------------------------
Freddie Mac                          1,300,000       60,206,250
---------------------------------------------------------------
MBIA, Inc.                             400,000       29,850,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       800,000       63,100,000
---------------------------------------------------------------
                                                    253,831,250
---------------------------------------------------------------

HARDWARE & TOOLS-0.48%

Black & Decker Corp. (The)             500,000       25,812,500
---------------------------------------------------------------

                                                                               5
                   C      H      A      R      T      E     R

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-4.61%

Abbott Laboratories                    350,000   $   25,593,750
---------------------------------------------------------------
American Home Products Corp.           600,000       55,875,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               400,000       42,350,000
---------------------------------------------------------------
Johnson & Johnson                      400,000       28,550,000
---------------------------------------------------------------
Warner-Lambert Co.                     500,000       94,593,750
---------------------------------------------------------------
                                                    246,962,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.16%

Lilly (Eli) & Co.                      600,000       41,737,500
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       60,250,000
---------------------------------------------------------------
Pfizer, Inc.                           800,000       91,050,000
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                     500,000       29,781,250
---------------------------------------------------------------
                                                    222,818,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.28%

Columbia/HCA Healthcare Corp.          800,000       26,350,000
---------------------------------------------------------------
Health Management Associates, Inc.-Class
  A(a)     500,000                                   15,750,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              700,000       26,206,250
---------------------------------------------------------------
                                                     68,306,250
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.34%

HEALTHSOUTH Corp.(a)                   600,000       18,112,500
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.46%

Arterial Vascular Engineering,
  Inc.(a)                            1,200,000       42,450,000
---------------------------------------------------------------
Henry Schein, Inc.(a)                  450,000       17,550,000
---------------------------------------------------------------
Medtronic, Inc.                        350,000       18,418,750
---------------------------------------------------------------
                                                     78,418,750
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.45%

Omnicare, Inc.                         700,000       23,975,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.30%

Colgate-Palmolive Co.                  500,000       44,843,750
---------------------------------------------------------------
Procter & Gamble Co. (The)             300,000       24,656,250
---------------------------------------------------------------
                                                     69,500,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.36%

Provident Companies, Inc.              500,000       19,531,250
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.56%

Ace, Ltd.                              750,000       28,406,250
---------------------------------------------------------------
American International Group,
  Inc.                                 500,000       65,781,250
---------------------------------------------------------------
Travelers Group, Inc.                  700,000       42,831,250
---------------------------------------------------------------
                                                    137,018,750
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.99%

Allstate Corp. (The)                   550,000       52,937,500
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.82%

Merrill Lynch & Co., Inc.              500,000       43,875,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INVESTMENT MANAGEMENT-0.89%

Franklin Resources, Inc.(b)            800,000   $   42,800,000
---------------------------------------------------------------
United Assets Management Corp.         178,200        4,722,300
---------------------------------------------------------------
                                                     47,522,300
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.30%

Brunswick Corp.                        500,000       16,250,000
---------------------------------------------------------------

LODGING-HOTELS-0.39%

Carnival Corp.-Class A                 300,000       20,868,750
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.03%

Hillenbrand Industries, Inc.           200,000       12,475,000
---------------------------------------------------------------
Textron, Inc.                          200,000       15,650,000
---------------------------------------------------------------
Tyco International Ltd.                500,000       27,250,000
---------------------------------------------------------------
                                                     55,375,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.23%

US Filter Corp.(a)                     371,000       12,103,875
---------------------------------------------------------------

NATURAL GAS-0.91%

El Paso Natural Gas Co.                800,000       29,550,000
---------------------------------------------------------------
Williams Companies, Inc. (The)         600,000       18,975,000
---------------------------------------------------------------
                                                     48,525,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.68%

BJ Services Co.(a)                     500,000       18,750,000
---------------------------------------------------------------
Dresser Industries, Inc.               550,000       29,081,250
---------------------------------------------------------------
Halliburton Co.                        550,000       30,250,000
---------------------------------------------------------------
Petroleum Geo-Services ASA-ADR
  (Norway)(a)                          250,000       16,437,500
---------------------------------------------------------------
Santa Fe International Corp.           400,000       15,675,000
---------------------------------------------------------------
Schlumberger Ltd.                      200,000       16,575,000
---------------------------------------------------------------
Transocean Offshore Inc.               300,000       16,762,500
---------------------------------------------------------------
                                                    143,531,250
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-2.34%

British Petroleum Co. PLC-ADR
  (United Kingdom)                     300,000       28,350,000
---------------------------------------------------------------
Elf Aquitaine S.A. (France)            200,000       12,987,500
---------------------------------------------------------------
Exxon Corp.                            600,000       43,762,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares (Netherlands)            450,000       25,453,125
---------------------------------------------------------------
Total S.A. (France)                    250,000       14,687,500
---------------------------------------------------------------
                                                    125,240,625
---------------------------------------------------------------

PERSONAL CARE-0.54%

Gillette Co.                           250,000       28,859,375
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.06%

Xerox Corp.                            500,000       56,750,000
---------------------------------------------------------------

RAILROADS-0.29%

Kansas City Southern Industries,
  Inc.                                 347,000       15,680,063
---------------------------------------------------------------

 6
                   C      H      A      R      T      E     R

                                                     MARKET
                                     SHARES          VALUE
REAL ESTATE INVESTMENT
  TRUST-2.88%

Boston Properties, Inc.                400,000   $   13,225,000
---------------------------------------------------------------
Crescent Real Estate Equities,
  Co.                                  500,000       17,062,500
---------------------------------------------------------------
Mack-Cali Realty Corp.                 400,000       15,025,000
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                               1,600,000       40,400,000
---------------------------------------------------------------
Starwood Hotels & Resorts            1,000,000       50,187,500
---------------------------------------------------------------
Vornado Realty Trust                   450,000       18,028,125
---------------------------------------------------------------
                                                    153,928,125
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.14%

CompUSA, Inc.(a)                       400,000        7,425,000
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.77%

Federated Department Stores,
  Inc.(a)                              400,000       19,675,000
---------------------------------------------------------------
J.C. Penney Co., Inc.                  350,000       24,871,875
---------------------------------------------------------------
Kohl's Corp.(a)                        500,000       20,656,250
---------------------------------------------------------------
Proffitt's, Inc.(a)                    750,000       29,812,500
---------------------------------------------------------------
                                                     95,015,625
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.39%

Walgreen Co.                           600,000       20,700,000
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.46%

Costco Companies, Inc.(a)              200,000       11,175,000
---------------------------------------------------------------
Fred Meyer, Inc.(a)                    300,000       13,462,500
---------------------------------------------------------------
                                                     24,637,500
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.52%

Washington Mutual, Inc.                400,000       28,025,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.73%

Service Corp. International          1,750,000       72,187,500
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      800,000       20,600,000
---------------------------------------------------------------
                                                     92,787,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.32%

Ceridian Corp.(a)                      500,000       28,281,250
---------------------------------------------------------------
Equifax, Inc.                          500,000       19,343,750
---------------------------------------------------------------
Fiserv, Inc.(a)                        350,000       22,881,250
---------------------------------------------------------------
                                                     70,506,250
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.25%

Corrections Corp. of America(a)        491,600       13,641,900
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.39%

AT&T Corp.                             400,000       24,025,000
---------------------------------------------------------------
MCI Communications Corp.             1,000,000       50,312,500
---------------------------------------------------------------
                                                     74,337,500
---------------------------------------------------------------

TELEPHONE-2.06%

Bell Atlantic Corp.                    300,000       28,068,750
---------------------------------------------------------------
Cincinnati Bell, Inc.                  800,000       30,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELEPHONE-(CONTINUED)

SBC Communications, Inc.             1,250,000   $   51,796,875
---------------------------------------------------------------
                                                    110,465,625
---------------------------------------------------------------
TOBACCO-4.07%
Philip Morris Companies, Inc.        5,350,000      199,621,875
---------------------------------------------------------------
RJR Nabisco Holdings Corp.             650,000       18,078,125
---------------------------------------------------------------
                                                    217,700,000
---------------------------------------------------------------
    Total Common Stocks (Cost
      $2,925,989,969)                             4,046,636,817
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE CORPORATE BONDS
& NOTES-9.36%

AIRLINES-0.38%

Continental Airlines,
  Conv. Sub. Notes, 6.75%,
  04/15/06                         $10,000,000       20,250,000
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.22%

Tower Automotive, Inc.,
  Conv. Sub. Notes, 5.00%,
  08/01/04                          10,000,000       11,975,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.62%

Brightpoint, Inc.,
  Conv. LYON, 4.00%,
  03/11/18(c)(d) (Acquired
  03/05/98; Cost $9,057,800)        20,000,000        9,325,000
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sec. Sub. Notes,
  8.75%, 06/30/00                   10,000,000       23,900,000
---------------------------------------------------------------
                                                     33,225,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.80%

EMC Corp.,
  Conv. Sub. Notes, 3.25%,
  03/15/02                          20,000,000       42,770,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.81%

America Online, Inc.,
  Conv. Sub. Notes, 4.00%,
  11/15/02(c) (Acquired 02/10/98;
  Cost $15,619,768)                 12,500,000       21,103,125
---------------------------------------------------------------
Platinum Technology, Inc.,
  Conv. Sub. Notes, 6.25%,
  12/15/02(c) (Acquired
  12/11/97-01/12/98; Cost
  $9,961,125)                       10,000,000       10,250,000
---------------------------------------------------------------
Veritas Software Corp.,
  Conv. Sub. Notes, 5.25%,
  11/01/04(c) (Acquired 10/09/97;
  Cost $10,500,000)                 10,500,000       12,022,500
---------------------------------------------------------------
                                                     43,375,625
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.50%

SCI Systems, Inc.,
  Conv. Sub. Notes, 5.00%,
  05/01/06(c) (Acquired
  10/24/96-03/16/98; Cost
  $22,519,192)                      15,000,000       26,789,400
---------------------------------------------------------------

                                                                               7
                   C      H      A      R      T      E     R

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
ELECTRONIC COMPONENTS/MISCELLANEOUS-0.46%

Candescent Technology Corp.,
  Conv. Sr. Sub. Debs., 7.00%,
  05/01/03(c) (Acquired 04/17/98;
  Cost $25,000,000)                $25,000,000      $25,000,000
---------------------------------------------------------------

ELECTRONICS

  (SEMICONDUCTORS)-0.27%
Analog Devices,
  Conv. Sub. Notes, 3.50%,
  12/01/00                           7,500,000       14,261,400
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.16%

Lam Research Corp.,
  Conv. Unsec. Sub. Notes, 5.00%,
  09/01/02                          10,000,000        8,681,300
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.32%

Concentra Managed Care,
  Conv. Sub. Notes, 4.50%,
  03/15/03(c) (Acquired 03/11/98;
  Cost $17,000,000)                 17,000,000       16,932,510
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.00%

NCS Healthcare Inc.,
  Conv. Sub. Notes, 5.75%,
  08/15/04(c) (Acquired
  08/07/97-12/08/97; Cost
  $13,098,245)                      13,000,000       14,403,350
---------------------------------------------------------------
Omnicare, Inc.,
  Conv. Sub. Deb., 5.00%,
  12/01/07(c) (Acquired
  12/04/97-03/18/98; Cost
  $36,319,027)                      35,000,000       39,180,050
---------------------------------------------------------------
                                                     53,583,400
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.21%

Thermo Electron Corp.,
  Conv. Sub. Deb., 4.25%,
  01/01/03(c) (Acquired
  06/20/97-06/27/97; Cost
  $11,547,115)                      10,000,000       11,535,900
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.51%

Diamond Offshore Drilling, Inc.,
  Conv. Sub. Notes, 3.75%,
  02/15/07                          20,000,000       27,068,600
---------------------------------------------------------------

RETAIL (GENERAL

  MERCHANDISE)-0.26%
Costco Companies, Inc.,
  Conv. Sub. Notes, 3.50%,
  08/19/17(d)                       20,000,000       13,837,600
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.46%

PETsMART Inc.,
  Conv. Sub. Notes, 6.75%,
  11/01/04(c) (Acquired
  03/13/98-04/06/98; Cost
  $6,630,033)                        5,000,000        7,550,000
---------------------------------------------------------------
Staples Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(c) (Acquired
  10/23/97-12/30/97; Cost
  $13,054,000)                      10,000,000       17,182,700
---------------------------------------------------------------
                                                     24,732,700
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
SERVICES (COMMERCIAL & CONSUMER)-0.21%

Equity Corp. International,
  Conv. Sub. Deb., 4.50%,
  12/31/04(c) (Acquired
  02/19/98-02/20/98; Cost
  $10,005,625)                     $10,000,000     $ 11,021,900
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.20%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05(c) (Acquired 03/17/98;
  Cost $10,004,125)                 10,000,000       10,535,900
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.48%

Career Horizons, Inc.,
  Conv. Bonds, 7.00%, 11/01/02       8,000,000       25,815,680
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.19%

Tel-Save Holdings, Inc.,
  Conv. Sub. Notes, 5.00%,
  12/15/04(c) (Acquired 12/05/97;
  Cost $10,000,000)                 10,000,000       10,210,700
---------------------------------------------------------------

WASTE MANAGEMENT-1.30%

Thermo Instrument System,
  Conv. Sub. Unsec. Notes, 4.00%,
  01/15/05                          10,000,000       10,420,400
---------------------------------------------------------------
United Waste Systems, Inc.,
  Conv. Sub. Notes, 4.50%,
  06/01/01                          17,500,000       28,825,475
---------------------------------------------------------------
USA Waste Services Inc.,
  Conv. Sub. Notes, 4.00%,
  02/01/02                          13,000,000       16,014,440
---------------------------------------------------------------
WMX Technologies,
  Conv. Sub. Notes, 2.00%,
  01/24/05                          15,000,000       14,418,750
---------------------------------------------------------------
                                                     69,679,065
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds & Notes (Cost
      $427,672,496)                                 501,281,680
---------------------------------------------------------------

                                     SHARES
CONVERTIBLE PREFERRED STOCKS-9.32%

AIR FREIGHT-0.33%

CNF Trust I-$2.50 Conv. Pfd.           300,000       17,700,000
---------------------------------------------------------------

AIRLINES-0.47%

Continental Air Finance
  Trust-$4.25 Conv. Pfd.               200,000       24,899,200
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.18%

Nextlink Communications-$3.25
  Conv. Pfd.(c) (Acquired
  03/26/98; Cost $10,000,000)          200,000        9,500,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.76%

AES Trust I-$2.69 Conv. Pfd.           200,000       16,587,500
---------------------------------------------------------------
Federal-Mogul Financial
  Trust-$3.50 Conv.
  Pfd.(c)(Acquired 04/24/98; Cost
  $3,296,250)                           45,000        3,267,180
---------------------------------------------------------------
MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                 200,000       21,000,000
---------------------------------------------------------------
                                                     40,854,680
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.49%

Medpartners Inc.-$1.44 Conv. Pfd.    2,000,000       26,375,000
---------------------------------------------------------------

 8
                   C      H      A      R      T      E     R

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (LIFE/HEALTH)-1.12%

Conseco Inc.-$4.278 Conv. PRIDES       350,000   $   59,937,500
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.33%

Sealed Air Corp.-$2.00 Conv. Pfd.      275,000       17,462,500
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.27%

EVI, Inc.-$2.50 Conv. Pfd.             300,000       14,489,100
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.35%

Tosco Financing Trust-$2.88 Conv.
  Pfd.                                 300,000       18,562,500
---------------------------------------------------------------

RAILROADS-0.49%

Union Pacific Capital
  Trust-$3.125 Conv.
  Pfd.(c)(Acquired
  03/27/98-04/02/98; Cost
  $25,245,408)                         500,000       26,423,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.45%

TJX Cos., Inc.-$7.00 Conv. Pfd.         50,000       23,909,100
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.15%

Cendant Corp.-$3.75 Conv. PRIDES     1,500,000       61,781,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.62%

AirTouch Communications,
  Inc.-$1.74 Conv. Pfd.                400,000       17,750,000
---------------------------------------------------------------
Nextel STRYPES Trust-$1.015 Conv.
  Pfd.                                 600,000       15,525,000
---------------------------------------------------------------
                                                     33,275,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.92%

Winstar Communications-$3.50
  Conv. Pfd.(c) (Acquired
  03/12/98; Cost $13,500,000)          270,000       13,972,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

WorldCom, Inc.-$2.68 Conv. Dep.
  Pfd.                                 600,000   $   88,912,500
---------------------------------------------------------------
                                                    102,885,000
---------------------------------------------------------------

TELEPHONE-0.39%

Salomon Smith Barney
  Holdings-$3.48 Conv. Pfd.            300,000       20,587,500
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $420,208,613)                    498,641,330
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY NOTES-3.94%

9.125%, 05/15/99                   $20,000,000       20,721,200
---------------------------------------------------------------
13.125%, 05/15/01                   40,000,000       48,326,800
---------------------------------------------------------------
13.375%, 08/15/01                   40,000,000       49,209,600
---------------------------------------------------------------
11.75%, 02/15/01                    80,000,000       92,619,200
---------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $214,642,078)                           210,876,800
---------------------------------------------------------------

REPURCHASE AGREEMENT(E)-1.27%

Dean Witter Reynolds Inc., 5.55%,
  05/01/98(f) (Cost $67,927,729)    67,927,729       67,927,729
---------------------------------------------------------------
TOTAL INVESTMENTS-99.47%                          5,325,364,356
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.53%                                  28,599,981
---------------------------------------------------------------
NET ASSETS-100.00%                               $5,353,964,337
===============================================================

Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Dep.    - Depositary
LYON    - Liquid Yield Option Notes
Pfd.    - Preferred
PRIDES  - Preferred Redemption Increase Dividend Equity Security
Sec.    - Secured
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security
(b) A portion of these securities are subject to call options written. See note
    7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/98 was $296,205,715, which represented 5.53% of the Fund's net assets.
(d) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily it ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.

See Notes to Financial Statements.
                                                                               9
                   C      H      A      R      T      E     R

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $4,056,440,885)                             $5,325,364,356
------------------------------------------------------------
Foreign currencies, at value (cost $873,554)         866,353
------------------------------------------------------------
Receivables for:
  Investments sold                                62,428,769
------------------------------------------------------------
  Capital stock sold                              21,344,795
------------------------------------------------------------
  Dividends and interest                          16,004,584
------------------------------------------------------------
Investment for deferred compensation plan             51,312
------------------------------------------------------------
Other assets                                         117,138
------------------------------------------------------------
      Total assets                             5,426,177,307
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           51,167,734
------------------------------------------------------------
  Options written                                    103,313
------------------------------------------------------------
  Capital stock reacquired                        15,034,918
------------------------------------------------------------
  Deferred compensation                               51,312
------------------------------------------------------------
Accrued advisory fees                              2,703,731
------------------------------------------------------------
Accrued administrative services fees                  11,958
------------------------------------------------------------
Accrued directors' fees                                2,671
------------------------------------------------------------
Accrued distribution fees                          2,113,478
------------------------------------------------------------
Accrued transfer agent fees                          686,374
------------------------------------------------------------
Accrued operating expenses                           337,481
------------------------------------------------------------
      Total liabilities                           72,212,970
------------------------------------------------------------
Net assets applicable to shares outstanding   $5,353,964,337
============================================================

NET ASSETS:

Class A                                       $3,909,503,754
============================================================
Class B                                       $1,376,994,727
============================================================
Class C                                       $   22,241,605
============================================================
Institutional Class                           $   45,224,251
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    284,909,041
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    100,947,456
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      1,627,031
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,272,274
============================================================
Class A:

  Net asset value and redemption price per
    share                                     $        13.72
============================================================
  Offering price per share:
    (Net asset value of $13.72 divided
    by 94.50%)                                $        14.52
============================================================
Class B:

  Net asset value and offering price per
    share                                     $        13.64
============================================================
Class C:

  Net asset value and offering price per
    share                                     $        13.67
============================================================
Institutional Class:

 Net asset value, offering and redemption
    price per share                           $        13.82
============================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $467,323 foreign
  withholding tax)                             $ 29,787,570
-----------------------------------------------------------
Interest                                         20,463,321
-----------------------------------------------------------
      Total investment income                    50,250,891
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    15,306,678
-----------------------------------------------------------
Administrative services fees                         69,264
-----------------------------------------------------------
Custodian fees                                      202,841
-----------------------------------------------------------
Directors' fees                                      16,358
-----------------------------------------------------------
Distribution fees-Class A                         5,423,668
-----------------------------------------------------------
Distribution fees-Class B                         5,929,847
-----------------------------------------------------------
Distribution fees-Class C                            64,036
-----------------------------------------------------------
Interest (Note 1)                                   361,470
-----------------------------------------------------------
Transfer agent fees-Class A                       2,164,957
-----------------------------------------------------------
Transfer agent fees-Class B                       1,094,520
-----------------------------------------------------------
Transfer agent fees-Class C                          15,489
-----------------------------------------------------------
Transfer agent fees-Institutional Class              13,016
-----------------------------------------------------------
Other                                               606,545
-----------------------------------------------------------
      Total expenses                             31,268,689
-----------------------------------------------------------
Less:   Fees waived by advisor                     (359,115)
-----------------------------------------------------------
      Expenses paid indirectly                     (134,971)
-----------------------------------------------------------
      Net expenses                               30,774,603
-----------------------------------------------------------
Net investment income                            19,476,288
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         273,393,296
-----------------------------------------------------------
  Foreign currencies                                546,118
-----------------------------------------------------------
  Futures contracts                              (1,146,876)
-----------------------------------------------------------
  Option contracts                               (5,298,879)
-----------------------------------------------------------
                                                267,493,659
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         360,230,035
-----------------------------------------------------------
  Foreign currencies                                 29,136
-----------------------------------------------------------
  Futures contracts                               2,332,675
-----------------------------------------------------------
  Option contracts                               (3,558,113)
-----------------------------------------------------------
                                                359,033,733
-----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                   626,527,392
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $646,003,680
===========================================================

See Notes to Financial Statements.

 10
                   C      H      A      R      T      E     R

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1998 AND THE YEAR ENDED OCTOBER 31, 1997 (UNAUDITED)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   19,476,288    $   25,716,155
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     267,493,659       471,905,541
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             359,033,733       453,826,181
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       646,003,680       951,447,877
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (11,381,512)      (29,364,689)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,079,152)       (2,392,475)
----------------------------------------------------------------------------------------------
  Class C                                                            (26,906)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (163,482)         (438,502)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (346,484,609)     (162,219,599)
----------------------------------------------------------------------------------------------
  Class B                                                       (108,856,873)      (34,439,480)
----------------------------------------------------------------------------------------------
  Class C                                                           (819,962)           (2,594)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,989,466)       (1,797,486)
----------------------------------------------------------------------------------------------
Net equalization credits (See Note 1):
  Class A                                                                 --           292,768
----------------------------------------------------------------------------------------------
  Class B                                                                 --           189,770
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --             6,698
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        317,616,265       247,700,247
----------------------------------------------------------------------------------------------
  Class B                                                        276,113,979       397,291,935
----------------------------------------------------------------------------------------------
  Class C                                                         15,631,817         5,872,568
----------------------------------------------------------------------------------------------
  Institutional Class                                              3,534,392         4,247,713
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 785,098,171     1,376,394,751
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          4,568,866,166     3,192,471,415
----------------------------------------------------------------------------------------------
  End of period                                               $5,353,964,337    $4,568,866,166
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,813,645,409    $3,199,855,109
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              7,827,370         2,895,981
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    263,532,613       456,189,864
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,268,958,945       909,925,212
----------------------------------------------------------------------------------------------
                                                              $5,353,964,337    $4,568,866,166
==============================================================================================

See Notes to Financial Statements.

                                                                              11
                   C      H      A      R      T      E     R

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Equalization-The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $893,847 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.
G. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items
 12
                   C      H      A      R      T      E     R
    denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
J. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. During the six months ended April 30, 1998, AIM waived fees of $359,115. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $69,264 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended April 30, 1998, AFS was paid $1,914,769 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through April 30, 1998, AFS was paid $6,580 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $6,436 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.

                                                                              13
                   C      H      A      R      T      E     R

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $5,423,668, $5,929,847, and $64,036, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,086,530 from sales of Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1998, AIM Distributors received commissions of $77,611 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the six months ended April 30, 1998, the Fund paid legal fees of $4,503 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $27,335 and $107,636, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $134,971 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the period ended April 30, 1998 was $117,134,000 while borrowings averaged $12,801,586 per day with a weighted average interest rate of 5.62%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $3,682,213,016 and $3,633,872,643, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                         $1,314,067,633
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (47,200,261)
--------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $1,266,867,372
==============================================================
Cost of investments for tax purposes is
  $4,058,496,984.

 14
                   C      H      A      R      T      E     R

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                        CALL OPTION CONTRACTS
                                      -------------------------
                                       NUMBER
                                         OF          PREMIUMS
                                      CONTRACTS      RECEIVED
                                      ---------     -----------
Beginning of Period                      26,305     $ 5,836,484
---------------------------------------------------------------
Written                                 123,191      33,079,461
---------------------------------------------------------------
Closed                                  (99,024)    (29,168,778)
---------------------------------------------------------------
Exercised                               (19,505)     (4,755,550)
---------------------------------------------------------------
Expired                                 (29,882)     (4,881,966)
---------------------------------------------------------------
End of period                             1,085     $   109,651
===============================================================

Open call option contracts written at April 30, 1998 were as follows:

                                                                        APRIL 30,
                                                  NUMBER                  1998
                          CONTRACT      STRIKE      OF       PREMIUM     MARKET       UNREALIZED
        ISSUE              MONTH        PRICE    CONTRACTS   RECEIVED     VALUE      APPRECIATION
        -----             --------      ------   ---------   --------   ---------    ------------
Franklin Resources,
  Inc.                      May          $55          85     $ 12,494   $  9,563        $2,931
--------------------------------------------------------------------------------------------------
Franklin Resources,
  Inc.                      Jun           60       1,000       97,157     93,750         3,407
--------------------------------------------------------------------------------------------------
                                                             $109,651   $103,313        $6,338
==================================================================================================

NOTE 8-PUT OPTIONS PURCHASED

Transactions in put options purchased during the six months ended April 30, 1998 are summarized as follows:

                                        PUT OPTION CONTRACTS
                                      -------------------------
                                       NUMBER
                                         OF          PREMIUMS
                                      CONTRACTS        PAID
                                      ---------     -----------
Beginning of Period                          --              --
---------------------------------------------------------------
Purchased                                19,775     $ 4,062,444
---------------------------------------------------------------
Exercised                               (17,275)     (3,288,169)
---------------------------------------------------------------
Expired                                  (2,500)       (774,275)
---------------------------------------------------------------
End of period                                 0     $         0
===============================================================

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                APRIL 30,                    OCTOBER 31,
                                   1998                          1997
                       ----------------------------   --------------------------
                          SHARES          AMOUNT        SHARES         AMOUNT
                       -------------   ------------   -----------   ------------
Sold
  Class A                 32,723,258   $427,839,084    64,563,425   $804,527,781
--------------------------------------------------------------------------------
  Class B                 18,612,364    241,441,200    37,105,082    454,511,843
--------------------------------------------------------------------------------
  Class C*                 1,219,147     15,914,024       437,883      6,069,012
--------------------------------------------------------------------------------
  Institutional Class        329,502      4,363,215       600,091      7,589,130
--------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 28,113,951    339,788,931    16,507,011    181,612,880
--------------------------------------------------------------------------------
  Class B                  8,740,085    105,063,329     3,210,439     35,080,359
--------------------------------------------------------------------------------
  Class C*                    65,694        792,008           159          2,155
--------------------------------------------------------------------------------
  Institutional Class        330,212      4,020,658       193,613      2,149,460
--------------------------------------------------------------------------------
Reacquired:
  Class A                (34,428,834)  (450,011,750)  (59,039,148)  (738,440,414)
--------------------------------------------------------------------------------
  Class B                 (5,400,180)   (70,390,550)   (7,456,466)   (92,300,267)
--------------------------------------------------------------------------------
  Class C*                   (81,223)    (1,074,215)      (14,629)      (198,599)
--------------------------------------------------------------------------------
  Institutional Class       (368,780)    (4,849,481)     (445,517)    (5,490,877)
--------------------------------------------------------------------------------
                          49,855,196   $612,896,453    55,661,943   $655,112,463
================================================================================

* Class C commenced sales on August 4, 1997.

                                                                              15
                   C      H      A      R      T      E     R

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during the six months ended April 30, 1998 and each of the years in the five-year period ended October 31, 1997.

                                                                                                 OCTOBER 31,
                                                              APRIL 30,      ---------------------------------------------------
                                                                1998          1997       1996       1995       1994       1993
                                                              ---------      -------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 13.48       $ 11.24    $ 10.66    $  8.93    $  9.48    $  8.38
------------------------------------------------------------   -------       -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                         0.09          0.16       0.24       0.23       0.25       0.19
------------------------------------------------------------   -------       -------    -------    -------    -------    -------
    Net gains (losses) on securities (both realized and
      unrealized)                                                 1.64          2.91       1.44       2.07      (0.44)      1.23
------------------------------------------------------------   -------       -------    -------    -------    -------    -------
         Total from investment operations                         1.73          3.07       1.68       2.30      (0.19)      1.42
------------------------------------------------------------   -------       -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                         (0.05)        (0.16)     (0.20)     (0.24)     (0.20)     (0.32)
------------------------------------------------------------   -------       -------    -------    -------    -------    -------
    Distributions from net realized gains                        (1.34)        (0.67)     (0.90)     (0.33)     (0.16)        --
------------------------------------------------------------   -------       -------    -------    -------    -------    -------
         Total distributions                                     (1.39)        (0.83)     (1.10)     (0.57)     (0.36)     (0.32)
------------------------------------------------------------   -------       -------    -------    -------    -------    -------
Net asset value, end of period                                 $ 13.82       $ 13.48    $ 11.24    $ 10.66    $  8.93    $  9.48
============================================================   =======       =======    =======    =======    =======    =======
Total return(a)                                                  14.26%        29.05%     17.29%     27.45%     (2.02)%    17.39%
============================================================   =======       =======    =======    =======    =======    =======
Net assets, end of period (000s omitted)                       $45,224       $40,191    $29,591    $25,538    $21,840    $24,196
============================================================   =======       =======    =======    =======    =======    =======
Ratio of expenses to average net assets(b)                        0.66%(c)(d)    0.67%     0.69%      0.74%      0.73%      0.79%
============================================================   =======       =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(e)           1.41%(c)      1.21%      2.24%      1.98%      2.76%      2.26%
============================================================   =======       =======    =======    =======    =======    =======
Portfolio turnover rate                                             74%          170%       164%       161%       126%       144%
============================================================   =======       =======    =======    =======    =======    =======
Average brokerage commission rate(f)                           $0.0601       $0.0615    $0.0638        N/A        N/A        N/A
============================================================   =======       =======    =======    =======    =======    =======
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)     $    --            --         --         --         --         --
============================================================   =======       =======    =======    =======    =======    =======
Average amount of debt outstanding during the period (000s
  omitted)(g)                                                  $   111            --         --         --         --         --
============================================================   =======       =======    =======    =======    =======    =======
Average number of shares outstanding during the period (000s
  omitted)(g)                                                    3,211            --         --         --         --         --
============================================================   =======       =======    =======    =======    =======    =======
Average amount of debt per share during the period             $0.0340            --         --         --         --         --
============================================================   =======       =======    =======    =======    =======    =======

(a) Total return is not annualized for periods less than one year.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.68% (annualized), 0.68% and 0.70% for 1998-1996.

(c) Ratios are annualized and based on average net assets of $42,274,309.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income prior to fee waivers and/or expense reimbursements were 1.39% (annualized), 1.20% and 2.23% for 1998-1996.

(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(g) Averages computed on a daily basis.

 16
                   C      H      A      R      T      E     R

                                                            Directors & Officers

BOARD OF DIRECTORS                         OFFICERS                                       OFFICE OF THE FUND
Charles T. Bauer                           Charles T. Bauer                               11 Greenway Plaza
Chairman                                   Chairman                                       Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                           Robert H. Graham
Bruce L. Crockett                          President                                      INVESTMENT ADVISOR
Director
ACE Limited;                               John J. Arthur                                 A I M Advisors, Inc.
Formerly Director, President, and          Senior Vice President and Treasurer            11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                         Carol F. Relihan                               Houston, TX 77046
                                           Senior Vice President and Secretary
Owen Daly II                                                                              SUB-ADVISOR
Director                                   Gary T. Crum
Cortland Trust Inc.                        Senior Vice President                          A I M Capital Management, Inc.
                                                                                          11 Greenway Plaza
Edward K. Dunn Jr.                         Jonathan C. Schoolar                           Suite 100
Chairman, Mercantile Mortgage Corp.;       Senior Vice President                          Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and   Dana R. Sutton                                 TRANSFER AGENT
President, Mercantile Bankshares           Vice President and Assistant Treasurer
                                                                                          A I M Fund Services, Inc.
Jack Fields                                Melville B. Cox                                11 Greenway Plaza
Chief Executive Officer                    Vice President                                 Suite 100
Texana Global, Inc.;                                                                      Houston, TX 77046
Formerly Member                            Renee A. Bamford
of the U.S. House of Representatives       Assistant Secretary                            CUSTODIAN

Carl Frischling                            P. Michelle Grace                              State Street Bank and Trust Company
Partner                                    Assistant Secretary                            225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                         Boston, MA 02110
                                           Jeffrey H. Kupor
Robert H. Graham                           Assistant Secretary                            COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                Nancy L. Martin                                Ballard Spahr
                                           Assistant Secretary                            Andrews & Ingersoll, LLP
John F. Kroeger                                                                           1735 Market Street
Formerly Consultant                        Ofelia M. Mayo                                 Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.         Assistant Secretary
                                                                                          COUNSEL TO THE DIRECTORS
Lewis F. Pennock                           Lisa A. Moss
Attorney                                   Assistant Secretary                            Kramer, Levin, Naftalis & Frankel
                                                                                          919 Third Avenue
Ian W. Robinson                            Kathleen J. Pflueger                           New York, NY 10022
Consultant; Formerly Executive             Assistant Secretary
Vice President and                                                                        DISTRIBUTOR
Chief Financial Officer                    Samuel D. Sirko
Bell Atlantic Management                   Assistant Secretary                            Fund Management Company
Services, Inc.                                                                            11 Greenway Plaza
                                           Stephen I. Winer                               Suite 100
Louis S. Sklar                             Assistant Secretary                            Houston, TX 77046
Executive Vice President
Hines Interests                            Mary J. Benson
Limited Partnership                        Assistant Treasurer







                                                                            17
                   C      H      A      R      T      E     R

Long-Term Performance

AIM CONSTELLATION FUND

For shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-size and smaller emerging growth companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The unmanaged Lipper Mid-Cap Fund Index represents an average of the performance of middle-capitalization growth funds. Results shown reflect reinvestment of dividends. Lipper Analytical Services, Inc. is an independent mutual fund performance monitor.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

============================================================
AIM CONSTELLATION FUND
INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/98, most recent calendar quarter-end.

 1 Year                                               35.03%
 3 Years                                              22.85
 5 Years                                              18.99
Inception (4/8/92)                                    19.70

For periods ended 4/30/98.
 1 Year                                               35.98%
 3 Years                                              22.89
 5 Years                                              20.45
Inception (4/8/92)                                    19.88
============================================================


18
                   C   O   N   S   T   E  L  L  A  T  I  O  N

The Managers' Overview

FUND PERFORMANCE REBOUNDS AFTER BOUT WITH "ASIAN FLU"

A roundtable discussion with the Fund management team for AIM Constellation Fund for the six months ended April 30, 1998.
-------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 1998?

A. The total return for AIM Constellation Fund's Institutional Class was 11.42%. This is a reflection of the difficult investing environment the Fund faced, especially during the first half of the reporting period, when the Asian financial crisis left mid-cap stocks decidedly out of favor. Because of market uncertainty, investors preferred large, liquid blue-chip stocks.
        During the latter half of the reporting period, when some of the concern about Asia began to wane, the Fund rebounded nicely. During the last three months of the reporting period, it outperformed both the Standard & Poor's Mid-Cap 400 Index and the Lipper Mid-Cap Index of comparable mutual funds. And the Fund's long-term performance remains excellent, as shown in the chart and tables on the following pages.

Q.  WHAT SHAPED MARKET CONDITIONS DURING THE REPORTING PERIOD?

A. As mentioned previously, during the first half of the period, Asia's currency and market crises dampened stock market performance dramatically. Investors gravitated toward widely traded blue-chip stocks and also moved into sectors such as utilities that often provide safe haven when markets are uncertain.
        As the new year unfolded, the markets shrugged off these difficulties.
    A much-anticipated slowdown in the U.S. economy, predicted to result from the troubles in Asia, never materialized. U.S. gross domestic output rose at a 4.8% annual rate during the first quarter of 1998. Inflation, widely believed to result from such robust economic expansion, never developed. The Commerce Department's overall price index rose an annualized 0.9% during the quarter--its slowest rate in 34 years.

===========================
NET ASSETS UNDER MANAGEMENT

10/31/97    $188.2 million
4/30/98     $214.2 million
===========================

Q. HOW HAVE THE CHANGING MARKET CONDITIONS AFFECTED THE COMPOSITION OF THE FUND'S PORTFOLIO?

A. We maintained our focus on companies with solid earnings history. While liquidity-focused markets bid up the stocks of the very largest companies--the so-called "mega-caps"--to extremely high valuations, we stayed true to our investment discipline. The Fund invests in small- and mid-cap stocks. In the short run, this has sometimes been a drawback. Nevertheless, we believe there is greater growth potential in smaller and mid-cap companies, especially now, after a two-year bear market in these stocks.
        So we modified the portfolio, but did not make drastic changes. We trimmed our holdings of energy stocks, which slumped badly because of Asian turmoil. Technology stocks in such industries as electronics, computers, and computer software remained the portfolio's largest sector weighting, and we increased our holdings in the health-care sector and in consumer cyclicals, especially retailers.

Q.  YOU SAY TECHNOLOGY IS YOUR LARGEST WEIGHTING. HASN'T THAT SECTOR BEEN
    VOLATILE?

A. This sector is usually volatile, and it was not generally in favor for much of the reporting period, partly because a few leading companies reported disappointing earnings and partly because this sector was especially hard hit by the Asian difficulties. Because many technology companies tend to have manufacturing facilities in Asia, concern was widespread during the fourth quarter of 1997 that the bottom could drop out under technology stocks. That reaction may have been excessive. Most of the electronic components made in Southeast Asia are shipped to computer manufacturers in the U.S. The devaluation of Asian currencies is cutting costs, not markets, for these companies.
        We did reduce our technology holdings from about 36% of the portfolio to about 28%. Part of that reduction was in semiconductor holdings, where serious overcapacity exists for commodity-product producers.
        But overall, the technology sector is still doing well. For example, personal computer sales were up 16% in the U.S. during the first quarter of 1998. We increased our holdings in the software industry. One of our larger holdings is BMC Software, Inc., a rapidly growing producer of software products that improve the efficiency of large-scale business computer environments--the kind of technology-based productivity improvement that underpins recent economic expansion and corporate cost control.

        We also own several firms known for their expertise in solving the Year 2000 problem, reprogramming computers to recognize this date. For example, portfolio holding Compuware Corp., a leading information technology professional services company, sends its experts to a client's location to reprogram and test the client's computer system to ensure that it is Year 2000-compliant. Another holding is Comdisco, Inc. This company specializes in helping businesses recover from disasters such as tornadoes or hurricanes; it also has facilities where a company can test its computer programs for Year 2000 compliance.
        So despite volatility and some negative


                                                                              19
                   C   O   N   S   T   E  L  L  A  T  I  O  N

The Managers' Overview

PORTFOLIO COMPOSITION

As of 4/30/98, based on total net assets

NUMBER OF HOLDINGS: 368

=====================================================================================================================
TOP 10 HOLDINGS                                                TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------
1.  Health Management Associates, Inc.- Class A     1.00%      1.  Computers (Software & Services)             10.16%

2.  HEALTHSOUTH Corp.                               1.00       2.  Oil & Gas (Drilling & Equipment)             5.47

3.  BMC Software, Inc.                              0.98       3.  Electronics (Semiconductors)                 4.00

4.  HBO & Co.                                       0.95       4.  Consumer Finance                             3.45

5.  Tenet Healthcare Corp.                          0.93       5.  Retail (Specialty)                           3.28

6.  Service Corp. International                     l0.92      6. Communications Equipment                      3.22

7.  America Online, Inc.                             0.89      7. Health Care (Medical Products & Supplies)     3.21

8.  EMC Corp.                                        0.88      8. Health Care (Hospital Management)             2.93

9.  Safeway, Inc.                                    0.85      9. Services (Data Processing)                    2.89

10. Omnicare, Inc.                                   0.81      10. Health Care (Specialized Services)           2.83

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
=====================================================================================================================

    earnings surprises, there are still very good stocks in the technology sector.

Q.  AND WHY IS THE RETAIL INDUSTRY ATTRACTIVE?

A. Consumer cyclicals, including retailers, are doing very well in the current economy. Personal earnings are up, and The Conference Board reported consumer confidence at a 29-year high in February. Good times are buoying both discounters like TJX Companies, Inc., owner of the T.J. Maxx apparel chain, and sellers of popular high-profile brands like Tommy Hilfiger. Electronics-oriented stores like Best Buy Co., Inc. are boosted by the arrival of sub-$1,000 personal computers and digital video disks, among other new products. The Fund's retail holdings were among its best performers early in 1998. More than 11% of assets were invested in retail stocks at the close of the reporting period.

Q. YOU ALSO MENTIONED HEALTH CARE. ARE THERE PARTICULAR HOLDINGS IN THE HEALTH-CARE SECTOR THAT DID WELL FOR YOU?

A. Though reduced slightly over the six-month reporting period, our health-care holdings are still quite large: about 13% of assets. Consolidation and cost cutting in the health-care sector have been benefiting profit margins for service providers, and a number of HMOs and other care providers were able to raise premiums recently for the first time in years.
        Underlying the improved profit picture of many health-care providers are systems improvements such as those provided by HBO & Co. HBO produces software that integrates health-care information so that patient information, for example, can move seamlessly among doctors' offices, hospitals and other providers, and insurance companies. HBO typifies the way good information technology can improve productivity and efficiency.
        Another positive development in the health-care arena has been the FDA's gradual streamlining of filing and approval systems, which has been welcomed by pharmaceutical firms, especially those with new products or drug delivery systems. Elan Corp. PLC is one such company. It specializes in designing pharmaceuticals that deliver their effective ingredients to the patient more efficiently; Elan has significant research in progress, especially on treatments for central nervous system disorders.

Q.  WHAT DO YOU FORESEE FOR THE FUND IN THE NEXT FEW MONTHS?

A. We are optimistic. Values in the mid-cap sector are simply more attractive than in the large-cap sector. Earnings of mid-cap and smaller companies are growing in the double digits, whereas first-quarter year-over-year earnings growth for the large companies in the S&P 500 was in the low single digits. You simply get more earnings for your investment in smaller and mid-cap stocks, especially in view of the ultra high price/earnings ratios of many blue-chip stocks. We think that ultimately this comparative valuation should translate into strong performance for mid-size company stocks.
        There is evidence that this is already happening. Almost unnoticed by the popular or business press, the dominance of very large-capitalization stocks had slipped somewhat by the end of this reporting period. For the three months ended April 30, 1998, the mid-cap Standard & Poor's 400 outperformed the large-cap S&P 500 index, a distinct change from the past few years.

Q.  AND FOR THE ECONOMY AND MARKETS IN GENERAL? WHAT'S YOUR OUTLOOK THERE?

A. For the investing environment in general, most observers do not expect dramatic change; they foresee stable interest rates, healthy economic growth, and continued contained inflation as global competition and lower energy costs offset the inflationary potential of tight labor markets. While there are worries about whether the ongoing bull market can be sustained, no one has identified a good reason for the seven-plus years of domestic economic expansion to end abruptly.
        However, most market participants would welcome some cooling off. One of the events most likely to trigger a halt in the market's prolonged rise would be an interest rate hike by the Federal Reserve Board (the Fed). Although the Fed left interest rates unchanged at its meeting shortly after the close of the reporting period, it has been hinting about its concern over rapid economic growth and the dramatic rise in equity values. An interest rate rise would be forestalled by evidence that the economy is growing a little less rapidly.

20
                   C   O   N   S   T   E  L  L  A  T  I  O  N

SCHEDULE OF INVESTMENTS

APRIL 30, 1998
(UNAUDITED)

                                                    MARKET
                                   SHARES           VALUE
DOMESTIC COMMON STOCKS-90.18%

AEROSPACE/DEFENSE-0.97%

AAR Corp.                          1,000,000   $     26,187,500
---------------------------------------------------------------
BE Aerospace, Inc.(a)                600,000         18,712,500
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)      1,000,000         41,937,500
---------------------------------------------------------------
Precision Castparts Corp.            500,000         31,062,500
---------------------------------------------------------------
Sundstrand Corp.                     500,000         34,531,250
---------------------------------------------------------------
                                                    152,431,250
---------------------------------------------------------------

AIR FREIGHT-0.10%

AirNet Systems, Inc.(a)              560,000         15,120,000
---------------------------------------------------------------

AIRLINES-0.48%

Continental Airlines, Inc.(a)      1,000,000         58,875,000
---------------------------------------------------------------
Southwest Airlines Co.               600,000         16,462,500
---------------------------------------------------------------
                                                     75,337,500
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.04%

Danaher Corp.                         82,200          5,908,125
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.39%

Summit Bancorp                       500,000         25,062,500
---------------------------------------------------------------
Northern Trust Corp.                 500,000         36,500,000
---------------------------------------------------------------
                                                     61,562,500
---------------------------------------------------------------

BANKS (REGIONAL)-1.42%

AmSouth Bancorporation               500,000         31,187,500
---------------------------------------------------------------
Crestar Financial Corp.              500,000         29,906,250
---------------------------------------------------------------
Golden State Bancorp, Inc.(a)        750,000         29,250,000
---------------------------------------------------------------
Mercantile Bankshares Corp.          500,000         19,187,500
---------------------------------------------------------------
National Commerce
  Bancorporation                     107,700          4,819,575
---------------------------------------------------------------
North Fork Bancorporation,
  Inc.                             1,000,000         37,125,000
---------------------------------------------------------------
Star Banc Corp.                      625,000         39,492,188
---------------------------------------------------------------
TCF Financial Corp.                1,000,000         32,562,500
---------------------------------------------------------------
                                                    223,530,513
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.26%

Coca-Cola Enterprises Inc.         1,100,000         41,525,000
---------------------------------------------------------------

BIOTECHNOLOGY-0.39%

Biogen, Inc.(a)                      825,000         36,609,375
---------------------------------------------------------------
Curative Health Services,
  Inc.(a)(b)                         795,000         24,645,000
---------------------------------------------------------------
                                                     61,254,375
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.50%

Chancellor Media Corp.(a)            280,002         13,282,595
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            400,000         37,700,000
---------------------------------------------------------------
Comcast Corp.-Class A              1,500,000         53,718,750
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                               750,000         33,468,750
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
BROADCASTING (TELEVISION, RADIO
  & CABLE)-(CONTINUED)

Heftel Broadcasting Corp.(a)         501,000   $     21,981,375
---------------------------------------------------------------
Jacor Communications, Inc.(a)        700,000         39,812,500
---------------------------------------------------------------
Liberty Media Group(a)             1,080,000         35,842,500
---------------------------------------------------------------
                                                    235,806,470
---------------------------------------------------------------

CHEMICALS-0.25%

IMC Global, Inc.                   1,000,000         36,000,000
---------------------------------------------------------------
NL Industries, Inc.(a)               121,700          2,745,856
---------------------------------------------------------------
                                                     38,745,856
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.11%

ADC Telecommunications,
  Inc.(a)                            750,000         22,453,125
---------------------------------------------------------------
Andrew Corp.(a)                    1,000,000         22,875,000
---------------------------------------------------------------
Aspect Telecommunications
  Corp.(a)                         1,000,000         28,750,000
---------------------------------------------------------------
Brightpoint, Inc.(a)               1,500,000         29,250,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)         850,000         40,268,750
---------------------------------------------------------------
Digital Microwave Corp.(a)           500,000          5,687,500
---------------------------------------------------------------
General Instrument Corp.(a)        1,000,000         22,437,500
---------------------------------------------------------------
PairGain Technologies, Inc.(a)     2,000,000         36,875,000
---------------------------------------------------------------
REMEC, Inc.(a)                       750,000         18,656,250
---------------------------------------------------------------
Tellabs, Inc.(a)                   1,500,000        106,312,500
---------------------------------------------------------------
                                                    333,565,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.74%

Comdisco, Inc.                     1,971,700         87,247,725
---------------------------------------------------------------
Dell Computer Corp.(a)             1,200,000         96,900,000
---------------------------------------------------------------
Gateway 2000, Inc.(a)              1,019,100         59,808,431
---------------------------------------------------------------
IDX Systems Corp.(a)                 700,000         30,493,750
---------------------------------------------------------------
                                                    274,449,906
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.44%

Ascend Communications, Inc.(a)     2,790,000        121,539,375
---------------------------------------------------------------
Cisco Systems, Inc.(a)               500,000         36,625,000
---------------------------------------------------------------
FORE Systems, Inc.(a)              3,000,000         68,625,000
---------------------------------------------------------------
                                                    226,789,375
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.61%

EMC Corp.(a)                       3,000,000        138,375,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                            900,000         52,087,500
---------------------------------------------------------------
Storage Technology Corp.(a)          750,000         63,328,125
---------------------------------------------------------------
                                                    253,790,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.05%

America Online, Inc.(a)            1,750,000        140,000,000
---------------------------------------------------------------
Applied Voice Technology,
  Inc.(a)                            155,000          6,839,375
---------------------------------------------------------------
Aspect Development, Inc.(a)          363,000         22,982,438
---------------------------------------------------------------

                                                                              21
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                    MARKET
                                   SHARES           VALUE

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Autodesk, Inc.                       700,000   $     32,900,000
---------------------------------------------------------------
BMC Software, Inc.(a)              1,650,000        154,378,125
---------------------------------------------------------------
Broderbund Software,
  Inc.(a)(b)                         656,900         11,742,088
---------------------------------------------------------------
Cadence Design Systems,
  Inc.(a)                          3,500,000        127,093,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)              525,000         32,615,625
---------------------------------------------------------------
Computer Associates
  International, Inc.                750,000         43,921,875
---------------------------------------------------------------
Computer Sciences Corp.(a)         1,193,000         62,930,750
---------------------------------------------------------------
Compuware Corp.(a)                 2,500,000        122,187,500
---------------------------------------------------------------
Concord EFS, Inc.(a)               3,000,000         94,500,000
---------------------------------------------------------------
Electronic Arts, Inc.(a)           1,000,000         46,250,000
---------------------------------------------------------------
HBO & Co.                          2,500,000        149,531,250
---------------------------------------------------------------
Intuit, Inc.(a)                      725,000         38,560,938
---------------------------------------------------------------
J.D. Edwards & Co.(a)                800,000         28,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                   400,000         36,050,000
---------------------------------------------------------------
Network Associates, Inc.(a)          250,000         17,125,000
---------------------------------------------------------------
Oracle Corp.(a)                    1,387,900         35,911,913
---------------------------------------------------------------
Parametric Technology Co.(a)       3,500,000        111,890,625
---------------------------------------------------------------
Platinum Technology, Inc.(a)       1,250,000         31,875,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)         2,000,000         85,125,000
---------------------------------------------------------------
Sterling Software, Inc.(a)         1,250,000         33,046,873
---------------------------------------------------------------
Symantec Corp.(a)                  1,000,000         29,000,000
---------------------------------------------------------------
Synopsys, Inc.(a)                  1,300,000         55,900,000
---------------------------------------------------------------
Wind River Systems(a)              1,000,000         34,625,000
---------------------------------------------------------------
                                                  1,585,483,125
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.30%

Action Performance Companies,
  Inc.(a)                            500,000         17,312,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)            806,200         29,577,463
---------------------------------------------------------------
                                                     46,889,963
---------------------------------------------------------------

CONSUMER FINANCE-3.45%

Capital One Financial Corp.        1,000,000         96,062,500
---------------------------------------------------------------
ContiFinancial Corp.(a)              446,600         14,402,850
---------------------------------------------------------------
Countrywide Credit Industries,
  Inc.                               636,900         30,810,038
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                          1,500,000         72,750,000
---------------------------------------------------------------
Household International, Inc.        900,000        118,293,750
---------------------------------------------------------------
IMC Mortgage Co.(a)(b)             1,500,000         23,906,250
---------------------------------------------------------------
MBNA Corp.                         2,750,000         93,156,250
---------------------------------------------------------------
Providian Financial Corp.            650,000         39,121,875
---------------------------------------------------------------
SLM Holding Corp.                  1,286,000         54,896,125
---------------------------------------------------------------
                                                    543,399,638
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.72%

Bergen Brunswig Corp.-Class A      1,000,000         45,375,000
---------------------------------------------------------------
Cardinal Health, Inc.              1,300,000        125,125,000
---------------------------------------------------------------
McKesson Corp.                     1,422,400        100,545,900
---------------------------------------------------------------
                                                    271,045,900
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
ELECTRICAL EQUIPMENT-1.86%

American Power Conversion
  Corp.(a)                         1,250,000   $     40,234,375
---------------------------------------------------------------
Avid Technology, Inc.(a)             500,000         21,687,500
---------------------------------------------------------------
Berg Electronics Corp.(a)          1,000,000         23,812,500
---------------------------------------------------------------
Sanmina Corp.(a)                     700,000         63,000,000
---------------------------------------------------------------
SCI Systems, Inc.(a)               1,500,000         61,781,250
---------------------------------------------------------------
Solectron Corp.(a)                 1,000,000         44,312,500
---------------------------------------------------------------
Symbol Technologies, Inc.          1,000,000         38,500,000
---------------------------------------------------------------
                                                    293,328,125
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.23%

Arrow Electronics, Inc.(a)         1,300,000         35,506,250
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.23%

General Motors Corp.-Class
  H(a)                               663,000         36,630,750
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.22%

Perkin-Elmer Corp.                   500,000         34,187,500
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.00%

Advanced Micro Devices,
  Inc.(a)                          1,000,000         27,750,000
---------------------------------------------------------------
Altera Corp.(a)                      850,000         34,425,000
---------------------------------------------------------------
Analog Devices, Inc.(a)            1,788,800         69,651,400
---------------------------------------------------------------
Atmel Corp.(a)                     1,000,000         20,187,500
---------------------------------------------------------------
Burr-Brown Corp.(a)                1,125,000         34,242,188
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)       500,000         22,812,500
---------------------------------------------------------------
Linear Technology Corp.(a)         1,000,000         80,500,000
---------------------------------------------------------------
LSI Logic Corp.(a)                 2,000,000         54,250,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                          2,500,000        100,937,500
---------------------------------------------------------------
Microchip Technology,
  Inc.(a)(b)                       2,000,175         56,754,966
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                1,000,000         45,500,000
---------------------------------------------------------------
Sipex Corp.(a)                       100,000          1,987,500
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)       700,000         40,381,250
---------------------------------------------------------------
Xilinx, Inc.(a)                      892,700         40,841,024
---------------------------------------------------------------
                                                    630,220,828
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.83%

Applied Materials, Inc.(a)         1,000,000         36,125,000
---------------------------------------------------------------
Etec Systems, Inc.(a)                214,200         12,155,850
---------------------------------------------------------------
KLA-Tencor Corp.(a)                1,250,000         50,390,625
---------------------------------------------------------------
Teradyne, Inc.(a)                    900,000         32,850,000
---------------------------------------------------------------
                                                    131,521,475
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.20%

FINOVA Group, Inc.                 1,000,000         58,562,500
---------------------------------------------------------------
MGIC Investment Corp.              1,450,000         91,350,000
---------------------------------------------------------------
SunAmerica, Inc.                     800,000         39,950,000
---------------------------------------------------------------
                                                    189,862,500
---------------------------------------------------------------

FOODS-0.26%

Suiza Foods Corp.(a)                 700,000         41,475,000
---------------------------------------------------------------

 22
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                    MARKET
                                   SHARES           VALUE
FOOTWEAR-0.18%

Wolverine World Wide, Inc.         1,000,000   $     28,875,000
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.18%

International Game Technology      1,000,000         27,812,500
---------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-0.02%

Battle Mountain Gold Co.             537,800          3,865,438
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.63%

Alpharma, Inc.-Class A               254,967          5,800,499
---------------------------------------------------------------
Columbia Laboratories, Inc.(a)       500,000          4,500,000
---------------------------------------------------------------
Forest Laboratories, Inc.(a)       1,200,000         43,425,000
---------------------------------------------------------------
Jones Medical Industries,
  Inc.(b)                          1,600,850         47,225,075
---------------------------------------------------------------
Mylan Laboratories, Inc.           2,500,000         67,812,500
---------------------------------------------------------------
Parexel International Corp.(a)       350,000         11,725,000
---------------------------------------------------------------
R.P. Scherer Corp.(a)                156,900         11,453,700
---------------------------------------------------------------
Watson Pharmaceuticals,
  Inc.(a)                          1,500,000         64,500,000
---------------------------------------------------------------
                                                    256,441,774
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-2.93%

Health Management Associates,
  Inc.-Class A(a)                  5,000,030        157,500,945
---------------------------------------------------------------
Quorum Health Group, Inc.(a)       1,800,000         57,825,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)          3,913,800        146,522,888
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                  1,750,000        100,734,374
---------------------------------------------------------------
                                                    462,583,207
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.62%

Beverly Enterprises, Inc.(a)       3,000,000         47,250,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                         1,250,000         50,937,500
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)               5,200,000        156,975,000
---------------------------------------------------------------
                                                    255,162,500
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.88%

American Oncology Resources,
  Inc.(a)                            450,000          6,750,000
---------------------------------------------------------------
Concentra Managed Care,
  Inc.(a)                          1,150,000         35,793,750
---------------------------------------------------------------
Express Scripts, Inc.-Class
  A(a)(b)                            700,000         56,000,000
---------------------------------------------------------------
First Health Group Corp.(a)          500,000         29,500,000
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)           372,500         11,314,687
---------------------------------------------------------------
                                                    139,358,437
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS
  & SUPPLIES)-3.21%

Allegiance Corp.                   1,020,200         46,546,625
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                            500,000         17,687,500
---------------------------------------------------------------
Biomet, Inc.                         800,000         24,000,000
---------------------------------------------------------------
Boston Scientific Corp.(a)           500,000         36,156,250
---------------------------------------------------------------
DENTSPLY International Inc.          842,200         27,687,325
---------------------------------------------------------------
Guidant Corp.                      1,250,000         83,593,750
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
HEALTH CARE (MEDICAL PRODUCTS
  & SUPPLIES)-(CONTINUED)

Henry Schein, Inc.(a)                900,000   $     35,100,000
---------------------------------------------------------------
Medtronic, Inc.                      500,000         26,312,500
---------------------------------------------------------------
PSS World Medical, Inc.(a)         1,200,000         26,925,000
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)         300,000         26,325,000
---------------------------------------------------------------
St. Jude Medical, Inc.(a)            900,000         31,893,750
---------------------------------------------------------------
Stryker Corp.                        400,000         18,000,000
---------------------------------------------------------------
Sybron International Corp.(a)      4,000,000        106,000,000
---------------------------------------------------------------
                                                    506,227,700
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-2.75%

Alza Corp.(a)                        700,000         33,556,250
---------------------------------------------------------------
American HomePatient,
  Inc.(a)(b)                         246,200          4,539,312
---------------------------------------------------------------
Covance, Inc.(a)                   2,109,600         45,224,550
---------------------------------------------------------------
FPA Medical Management,
  Inc.(a)                          1,000,000         12,500,000
---------------------------------------------------------------
Lincare Holdings, Inc.(a)          1,000,000         81,125,000
---------------------------------------------------------------
Omnicare, Inc.                     3,750,000        128,437,500
---------------------------------------------------------------
Orthodontic Centers of
  America, Inc.(a)                   524,200         11,204,775
---------------------------------------------------------------
Quintiles Transnational
  Corp.(a)                         1,210,000         59,895,000
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                          1,692,933         56,078,406
---------------------------------------------------------------
Transition Systems, Inc.(a)           33,300            749,250
---------------------------------------------------------------
                                                    433,310,043
---------------------------------------------------------------

HOMEBUILDING-0.70%

Clayton Homes, Inc.                3,090,000         61,993,125
---------------------------------------------------------------
Fleetwood Enterprises, Inc.          507,000         23,417,063
---------------------------------------------------------------
Kaufman and Broad Home Corp.         616,900         17,928,656
---------------------------------------------------------------
Oakwood Homes Corp.                  250,000          7,046,875
---------------------------------------------------------------
                                                    110,385,719
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.33%

Leggett & Platt, Inc.              1,000,000         51,937,500
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.26%

Fort James Corp.                     835,000         41,436,875
---------------------------------------------------------------

HOUSEWARES-0.16%

Central Garden and Pet Co.(a)        485,500         16,628,375
---------------------------------------------------------------
Helen of Troy Ltd.(a)                435,000          8,917,500
---------------------------------------------------------------
                                                     25,545,875
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.31%

Provident Companies, Inc.          1,250,000         48,828,125
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.78%

Everest Reinsurance Holdings,
  Inc.                               750,000         30,937,500
---------------------------------------------------------------
Executive Risk Inc.                  500,000         33,343,750
---------------------------------------------------------------
Mercury General Corp.                914,700         59,226,825
---------------------------------------------------------------
                                                    123,508,075
---------------------------------------------------------------

                                                                              23
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                    MARKET
                                   SHARES           VALUE
INVESTMENT BANKING/BROKERAGE-0.50%

Edwards (A.G.), Inc.                 750,000   $     33,750,000
---------------------------------------------------------------
Paine Webber Group Inc.            1,000,000         44,812,500
---------------------------------------------------------------
                                                     78,562,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.70%

Franklin Resources, Inc.           1,000,000         53,500,000
---------------------------------------------------------------
T. Rowe Price Associates, Inc.       763,900         57,674,450
---------------------------------------------------------------
                                                    111,174,450
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.59%

Harley-Davidson, Inc.              2,000,000         72,000,000
---------------------------------------------------------------
North Face, Inc. (The)(a)            330,000          7,404,375
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)        511,200         13,962,150
---------------------------------------------------------------
                                                     93,366,525
---------------------------------------------------------------

LODGING-HOTELS-0.50%

Host Marriott Corp.(a)               896,000         17,416,000
---------------------------------------------------------------
Promus Hotel Corp.(a)              1,304,050         58,926,759
---------------------------------------------------------------
Sunburst Hospitality Corp.(a)        299,800          2,417,137
---------------------------------------------------------------
                                                     78,759,896
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.02%

Applied Power, Inc.-Class A           95,000          3,550,625
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.04%

AMETEK, Inc.                         300,000          9,131,250
---------------------------------------------------------------
Crane Co.                            309,700         16,665,731
---------------------------------------------------------------
Hillenbrand Industries, Inc.         520,000         32,435,000
---------------------------------------------------------------
Pentair, Inc.                        500,000         21,625,000
---------------------------------------------------------------
Thermo Electron Corp.(a)           1,000,000         39,812,500
---------------------------------------------------------------
Tyco International Ltd.              823,964         44,906,038
---------------------------------------------------------------
                                                    164,575,519
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.53%

Avery Dennison Corp.                 500,000         26,187,500
---------------------------------------------------------------
Cognex Corp.(a)                    1,000,000         24,187,500
---------------------------------------------------------------
US Filter Corp.(a)                 1,032,800         33,695,100
---------------------------------------------------------------
                                                     84,070,100
---------------------------------------------------------------

METAL FABRICATORS-0.17%

Kennametal, Inc.                     500,000         26,656,250
---------------------------------------------------------------

NATURAL GAS-0.88%

El Paso Natural Gas Co.            1,500,000         55,406,250
---------------------------------------------------------------
Equitable Resources, Inc.            750,000         24,375,000
---------------------------------------------------------------
KN Energy, Inc.                    1,000,000         58,687,500
---------------------------------------------------------------
                                                    138,468,750
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.41%

Herman Miller, Inc.                1,100,000         33,206,250
---------------------------------------------------------------
HON INDUSTRIES, Inc.                 963,800         30,841,600
---------------------------------------------------------------
                                                     64,047,850
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
OIL & GAS (DRILLING & EQUIPMENT)-5.10%

Baker Hughes, Inc.                   500,000   $     20,250,000
---------------------------------------------------------------
BJ Services Co.(a)                 1,672,400         62,715,000
---------------------------------------------------------------
Camco International, Inc.          1,000,000         67,875,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)            1,050,000         69,759,375
---------------------------------------------------------------
EVI, Inc.(a)                         800,000         42,600,000
---------------------------------------------------------------
Global Industries Ltd.(a)          2,500,000         56,718,750
---------------------------------------------------------------
Input/Output, Inc.(a)              1,500,000         37,312,500
---------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)                          1,650,000         40,115,625
---------------------------------------------------------------
National-Oilwell, Inc.(a)            906,000         34,371,375
---------------------------------------------------------------
Noble Drilling Corp.(a)            1,250,000         40,390,625
---------------------------------------------------------------
Patterson Energy, Inc.(a)            658,500          9,219,000
---------------------------------------------------------------
Pride International, Inc.(a)       2,000,000         48,625,000
---------------------------------------------------------------
R&B Falcon Corp.(a)                1,000,000         32,062,500
---------------------------------------------------------------
Rowan Cos., Inc.(a)                  529,000         15,572,438
---------------------------------------------------------------
Santa Fe International Corp.         394,200         15,447,712
---------------------------------------------------------------
Smith International, Inc.(a)       1,000,000         58,750,000
---------------------------------------------------------------
Transocean Offshore Inc.             500,000         27,937,500
---------------------------------------------------------------
Varco International, Inc.(a)       3,000,000         92,250,000
---------------------------------------------------------------
Veritas DGC, Inc.(a)                 600,000         32,512,500
---------------------------------------------------------------
                                                    804,484,900
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.76%

Apache Corp.                         750,000         26,531,250
---------------------------------------------------------------
Burlington Resources, Inc.           750,000         35,250,000
---------------------------------------------------------------
Ocean Energy, Inc.(a)              1,521,000         37,264,500
---------------------------------------------------------------
Santa Fe Energy Resources,
  Inc.(a)                          1,750,000         18,046,875
---------------------------------------------------------------
St. Mary Land & Exploration
  Co.                                100,000          3,200,000
---------------------------------------------------------------
                                                    120,292,625
---------------------------------------------------------------

PERSONAL CARE-0.38%

Rexall Sundown, Inc.(a)            1,891,800         60,419,363
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.56%

AES Corp.(a)                       1,600,000         88,300,000
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.22%

A.H. Belo Corp.                      650,000         34,409,375
---------------------------------------------------------------

RAILROADS-0.29%

Kansas City Southern
  Industries, Inc.                 1,000,000         45,187,500
---------------------------------------------------------------

RESTAURANTS-0.92%

Brinker International, Inc.(a)     1,500,000         36,000,000
---------------------------------------------------------------
CKE Restaurants, Inc.              1,042,690         36,103,141
---------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc..................       800,000         29,400,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)          500,000         19,062,500
---------------------------------------------------------------
Starbucks Corp.(a)                   500,000         24,062,500
---------------------------------------------------------------
                                                    144,628,141
---------------------------------------------------------------

 24
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                    MARKET
                                   SHARES           VALUE
RETAIL (BUILDING
  SUPPLIES)-0.29%

Lowe's Companies, Inc.               650,000   $     45,459,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.74%

Best Buy Co., Inc.(a)                700,000         49,175,000
---------------------------------------------------------------
CDW Computer Centers,
  Inc.(a)(b)                       1,188,700         57,651,950
---------------------------------------------------------------
Circuit City Stores, Inc.          1,500,000         60,937,500
---------------------------------------------------------------
CompUSA, Inc.(a)                     500,000          9,281,250
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)        750,000         34,218,750
---------------------------------------------------------------
Tech Data Corp.(a)                 1,275,000         63,590,625
---------------------------------------------------------------
                                                    274,855,075
---------------------------------------------------------------

RETAIL (DEPARTMENT
  STORES)-0.51%

Kohl's Corp.(a)                    1,000,000         41,312,500
---------------------------------------------------------------
Proffitt's, Inc.(a)                1,000,000         39,750,000
---------------------------------------------------------------
                                                     81,062,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.93%

Dollar General Corp.                 781,352         29,593,707
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)        1,040,400         56,441,700
---------------------------------------------------------------
Family Dollar Stores, Inc.           800,000         27,200,000
---------------------------------------------------------------
Ross Stores, Inc.                    734,000         33,993,375
---------------------------------------------------------------
                                                    147,228,782
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.74%

CVS Corp.                            450,000         33,187,500
---------------------------------------------------------------
Rite Aid Corp.                     2,600,040         83,526,285
---------------------------------------------------------------
                                                    116,713,785
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.55%

Kroger Co.(a)                      2,637,400        110,441,125
---------------------------------------------------------------
Safeway, Inc.(a)                   3,500,000        133,875,000
---------------------------------------------------------------
                                                    244,316,125
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.95%

Costco Companies, Inc.(a)            500,000         27,937,500
---------------------------------------------------------------
Dayton Hudson Corp.                  500,000         43,656,250
---------------------------------------------------------------
Fred Meyer, Inc.(a)                1,760,000         78,980,000
---------------------------------------------------------------
                                                    150,573,750
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.28%

AutoZone, Inc.(a)                  1,500,000         45,281,250
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)         1,000,000         49,250,000
---------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(a)                               500,000         12,375,000
---------------------------------------------------------------
General Nutrition Cos.,
  Inc.(a)                            650,000         23,318,750
---------------------------------------------------------------
Hollywood Entertainment
  Corp.(a)                         1,500,000         18,843,750
---------------------------------------------------------------
Inacom Corp.(a)                      580,000         20,771,250
---------------------------------------------------------------
Michaels Stores, Inc.(a)(b)        1,363,800         41,254,950
---------------------------------------------------------------
Office Depot, Inc.(a)              2,200,000         72,875,000
---------------------------------------------------------------
OfficeMax, Inc.(a)                   581,600         10,941,350
---------------------------------------------------------------
PETsMART, Inc.(a)                  3,094,300         36,358,025
---------------------------------------------------------------
Staples, Inc.(a)                   5,073,000        125,239,688
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Tiffany & Co.                         26,600   $      1,210,300
---------------------------------------------------------------
Viking Office Products,
  Inc.(a)                          1,300,000         31,443,750
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)             500,000         27,468,750
---------------------------------------------------------------
                                                    516,631,813
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.21%

Gap, Inc.                          1,000,000         51,437,500
---------------------------------------------------------------
Men's Wearhouse,
  Inc.(The)(a)(b)                  1,500,050         63,189,606
---------------------------------------------------------------
Stage Stores, Inc.(a)                329,400         16,943,513
---------------------------------------------------------------
TJX Companies, Inc.                1,350,000         59,737,500
---------------------------------------------------------------
                                                    191,308,119
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.57%

Charter One Financial, Inc.          300,000         20,306,250
---------------------------------------------------------------
Dime Bancorp, Inc.                 1,250,000         38,359,375
---------------------------------------------------------------
GreenPoint Financial Corp.           800,000         31,750,000
---------------------------------------------------------------
                                                     90,415,625
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.85%

Omnicom Group, Inc.                1,500,000         71,062,500
---------------------------------------------------------------
Outdoor Systems, Inc.(a)           1,000,000         31,750,000
---------------------------------------------------------------
Snyder Communications, Inc.(a)       750,000         31,875,000
---------------------------------------------------------------
                                                    134,687,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.96%

Choice Hotels International,
  Inc.(a)                            427,800          7,326,075
---------------------------------------------------------------
ChoicePoint, Inc.(a)                 467,300         25,584,675
---------------------------------------------------------------
Cintas Corp.                         940,700         44,800,837
---------------------------------------------------------------
Equity Corp. International (a)       779,100         19,331,419
---------------------------------------------------------------
Service Corp. International        3,500,000        144,375,000
---------------------------------------------------------------
Stewart Enterprises,
  Inc.-Class A                     2,600,000         66,950,000
---------------------------------------------------------------
                                                    308,368,006
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.33%

Cambridge Technology Partners,
  Inc.(a)                            645,400         33,722,150
---------------------------------------------------------------
Gartner Group, Inc.-Class A
  (a)                              1,500,000         49,687,500
---------------------------------------------------------------
Shared Medical Systems Corp.         750,000         54,703,125
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)      2,000,000         71,250,000
---------------------------------------------------------------
                                                    209,362,775
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.89%

Affiliated Computer Services,
  Inc.(a)                          1,000,000         35,125,000
---------------------------------------------------------------
Billing Information Concepts
  Corp.(a)                         1,596,800         44,710,400
---------------------------------------------------------------
Ceridian Corp.(a)                  1,000,000         56,562,500
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                            903,100         41,091,050
---------------------------------------------------------------
DST Systems, Inc.(a)                 949,300         52,330,163
---------------------------------------------------------------
Equifax, Inc.                        500,000         19,343,750
---------------------------------------------------------------
Fiserv, Inc.(a)                    1,275,200         83,366,200
---------------------------------------------------------------
National Data Corp.                  750,000         30,609,375
---------------------------------------------------------------

                                                                              25
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                    MARKET
                                   SHARES           VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

Paychex, Inc.                      1,250,000   $     67,890,625
---------------------------------------------------------------
PMT Services, Inc.(a)              1,250,000         24,375,000
---------------------------------------------------------------
                                                    455,404,063
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.20%

AccuStaff, Inc.(a)                   900,000         32,287,500
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.13%

Corrections Corp. of
  America(a)                         727,900         20,199,225
---------------------------------------------------------------

SPECIALTY PRINTING-0.19%

Valassis Communications,
  Inc.(a)                            750,000         29,437,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.61%

AirTouch Communications,
  Inc.(a)                          1,150,000         61,093,750
---------------------------------------------------------------
Nextel Communications, Inc.(a)     1,250,000         35,859,375
---------------------------------------------------------------
                                                     96,953,125
---------------------------------------------------------------

TELEPHONE-0.38%

Century Telephone Enterprises        520,450         22,151,653
---------------------------------------------------------------
Cincinnati Bell, Inc.              1,000,000         38,250,000
---------------------------------------------------------------
                                                     60,401,653
---------------------------------------------------------------

TEXTILES (APPAREL)-1.90%

Jones Apparel Group, Inc.(a)       1,000,000         59,812,500
---------------------------------------------------------------
Liz Claiborne, Inc.                1,000,000         49,187,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)       1,000,000         24,875,000
---------------------------------------------------------------
St. John Knits, Inc.                 702,400         31,344,600
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)            1,500,000         91,500,000
---------------------------------------------------------------
Warnaco Group, Inc. (The)          1,000,000         42,250,000
---------------------------------------------------------------
                                                    298,969,600
---------------------------------------------------------------

TEXTILES (SPECIALTY)-0.18%

Unifi, Inc.                          750,000         28,734,375
---------------------------------------------------------------

WASTE MANAGEMENT-1.23%

American Disposal Services,
  Inc.(a)(b)                       1,026,200         41,144,206
---------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                          1,049,900         30,972,050
---------------------------------------------------------------
USA Waste Services, Inc.(a)        2,500,000        122,656,250
---------------------------------------------------------------
                                                    194,772,506
---------------------------------------------------------------
    Total Domestic Common
       Stocks (Cost
       $9,310,895,113)                           14,223,744,088
===============================================================


CONVERTIBLE BONDS & NOTES-0.39%

                                 PRINCIPAL
                                   AMOUNT
BROADCASTING (TELEVISION, RADIO &
CABLE)-0.07%

Jacor Communications Inc.,
  Conv. Sr. LYON, 5.50%,
  06/12/11(c)                   $ 14,450,000         11,226,639
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.24%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                 17,500,000         37,423,750
---------------------------------------------------------------

                                 PRINCIPAL          MARKET
                                   AMOUNT           VALUE
HEALTH CARE (SPECIALIZED SERVICES)-0.08%(A)

Alza Corp., Conv. Sub. LYON,
  5.25%, 07/14/14(c)            $ 19,000,000   $     12,351,330
---------------------------------------------------------------
    Total Convertible Bonds &
       Notes (Cost
       $42,461,937)                                  61,001,719
---------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-3.64%

                                                    MARKET
                                   SHARES           VALUE
CANADA-1.11%

Barrick Gold Corp. (Gold &
  Precious Metals Mining)            750,000         16,828,125
---------------------------------------------------------------
Biovail Corp. International
  (Health Care-Drugs-Generic &
  Other)(a)                          250,000         10,218,750
---------------------------------------------------------------
CanWest Global Communications
  Corp.
  (Broadcasting-Television,
  Radio & Cable)                   1,500,000         28,125,000
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)          1,087,500         53,423,438
---------------------------------------------------------------
Potash Corp. of Saskatchewan,
  Inc. (Chemicals)                   350,000         31,259,375
---------------------------------------------------------------
Precision Drilling Corp. (Oil
  & Gas-Drilling &
  Equipment)(a)                    1,500,000         35,812,500
---------------------------------------------------------------
                                                    175,667,188
---------------------------------------------------------------

FINLAND-0.81%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)       1,610,300        107,688,813
---------------------------------------------------------------
Nokia Oyj A.B.-Class A
  (Communications Equipment)         305,300         20,482,212
---------------------------------------------------------------
                                                    128,171,025
---------------------------------------------------------------

FRANCE-0.20%

Coflexip S.A.
  (Manufacturing-Specialized)        439,500         31,314,375
---------------------------------------------------------------

GERMANY-0.11%

Adidas Salomon A.G. (Footwear)       100,000         16,582,130
---------------------------------------------------------------

IRELAND-0.37%

CBT Group PLC-ADR
  (Computers-Software &
  Services)(a)                        98,800          5,026,450
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic &
  Other)(a)                          850,000         52,806,250
---------------------------------------------------------------
                                                     57,832,700
---------------------------------------------------------------

ISRAEL-0.17%

ECI Telecommunications Ltd.
  (Communications Equipment)         500,000         15,250,000
---------------------------------------------------------------
Tecnomatix Technologies Ltd.
  (Computers-Software &
  Services)(a)                       479,500         12,167,312
---------------------------------------------------------------
                                                     27,417,312
---------------------------------------------------------------

 26
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                    MARKET
                                   SHARES           VALUE
ITALY-0.07%

Telecom Italia Mobile S.p.A.
  (Telecommunications-
   Cellular/Wireless)              1,074,000   $      6,152,907
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        596,666          4,495,163
---------------------------------------------------------------
                                                     10,648,070
---------------------------------------------------------------

NETHERLANDS-0.21%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)       800,000         22,700,000
---------------------------------------------------------------
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Vereniged
  Bezit (Publishing)                 328,500         10,635,068
---------------------------------------------------------------
                                                     33,335,068
---------------------------------------------------------------

SWEDEN-0.33%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                         496,300         25,528,431
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-Class B
  (Communications Equipment)         503,700         26,544,768
---------------------------------------------------------------
                                                     52,073,199
---------------------------------------------------------------

UNITED KINGDOM-0.26%

Granada Group PLC (Leisure
  Time-Products)                     390,000          6,718,433
---------------------------------------------------------------
Stolt Comex Seaway, S.A. (Oil
  & Gas-Exploration &
  Production)(a)                   1,050,000         34,125,000
---------------------------------------------------------------
                                                     40,843,433
---------------------------------------------------------------
    Total Foreign Stocks & Other Equity
       Interests (Cost $388,271,464)                573,884,500
---------------------------------------------------------------

                                 PRINCIPAL          MARKET
                                   AMOUNT           VALUE
MASTER NOTE AGREEMENT-0.54%

Merrill Lynch Co. Inc.,
  5.75%(d)
  (Cost $85,000,000)            $ 85,000,000   $     85,000,000
---------------------------------------------------------------

REPURCHASE AGREEMENTS-4.72%(e)

BZW Securities Inc., 5.55%,
  05/01/98(f)                    369,950,070        369,950,070
---------------------------------------------------------------
Dean Witter Reynolds, Inc.,
  5.55%, 05/01/98(g)                  11,239             11,239
---------------------------------------------------------------
Goldman, Sachs & Co., 5.53%,
  05/01/98(h)                     22,353,793         22,353,793
---------------------------------------------------------------
HSBC Securities, Inc., 5.55%,
  05/01/98(i)                    345,000,000        345,000,000
---------------------------------------------------------------
UBS Securities LLC, 5.58%,
  05/01/98(j)                      7,696,137          7,696,137
---------------------------------------------------------------
    Total Repurchase
       Agreements
       (Cost $745,011,239)                          745,011,239
---------------------------------------------------------------

TIME DEPOSIT-0.57%

Deutsche Morgan Grenfell Inc.,
  5.50%
  (Cost $90,000,000)              90,000,000         90,000,000
---------------------------------------------------------------
TOTAL INVESTMENTS-100.04%                        15,778,641,546
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.04%)                                (5,835,525)
---------------------------------------------------------------
NET ASSETS-100.00%                             $ 15,772,806,021
===============================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 04/30/98 was $428,053,403 which represented 2.71% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Master Note Purchase Agreement may be terminated by either party upon two business days' prior written notice, at which time all amounts outstanding under notes purchased under the Master Note Agreement will become payable. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 04/30/98.
(e) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(f) Joint repurchase agreement entered into 04/30/98 with a maturing value of $700,107,917. Collateralized by $710,068,000 U.S. Government obligations, 5.50% to 5.75% due 11/15/98 to 04/15/03 with an aggregate market value at 04/30/98 of $714,001,370.

(g) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.

(h) Joint repurchase agreement entered into 04/30/98 with a maturing value of $500,076,806. Collateralized by $495,889,000 U.S. Government obligations, 0% to 7.75% due 07/23/98 to 01/15/08 with an aggregate market value at 04/30/98 of $510,500,080.

(i) Joint repurchase agreement entered into 04/30/98 with a maturing value of $600,092,500. Collateralized by $613,541,000 U.S. Government obligations, 0% to 5.755% due 05/13/98 to 07/30/07 with an aggregate market value at 04/30/98 of $612,003,354.

(j) Joint repurchase agreement entered into 04/30/98 with a maturing value of $500,077,500. Collateralized by $787,814,792 U.S. Government obligations, 0% to 15% due 01/01/01 to 05/01/28 with an aggregate market value at 04/30/98 of $510,029,679.

ABBREVIATIONS:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
LYON  - Liquid Yield Option Notes
Sub.  - Subordinated

See Notes to Financial Statements.
                                                                              27
                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost
  $10,661,639,753)                           $15,778,641,546
------------------------------------------------------------
Receivables for:
  Investments sold                               134,687,761
------------------------------------------------------------
  Capital stock sold                              31,826,007
------------------------------------------------------------
  Dividends and interest                           1,989,266
------------------------------------------------------------
Investment for deferred compensation plan            116,435
------------------------------------------------------------
Other assets                                          64,698
------------------------------------------------------------
      Total assets                            15,947,325,713
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          111,831,771
------------------------------------------------------------
  Capital stock reacquired                        46,035,207
------------------------------------------------------------
  Deferred compensation                              116,435
------------------------------------------------------------
Accrued advisory fees                              7,761,900
------------------------------------------------------------
Accrued administrative services fees                  23,840
------------------------------------------------------------
Accrued directors' fees                               23,600
------------------------------------------------------------
Accrued distribution fees                          3,919,133
------------------------------------------------------------
Accrued transfer agent fees                        2,919,114
------------------------------------------------------------
Accrued operating expenses                         1,888,692
------------------------------------------------------------
      Total liabilities                          174,519,692
------------------------------------------------------------
Net assets applicable to shares outstanding  $15,772,806,021
============================================================

NET ASSETS:

Class A                                      $15,315,819,440
============================================================
Class B                                      $   187,027,884
============================================================
Class C                                      $    55,892,833
============================================================
Institutional Class                          $   214,065,864
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    509,744,770
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                      6,258,445
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      1,870,434
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,910,252
============================================================
Class A:

  Net asset value and redemption price per
    share                                    $         30.05
============================================================
  Offering price per share:
    (Net asset value of $30.05 divided
    by 94.50%)                               $         31.80
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         29.88
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         29.88
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         30.98
------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $382,423 foreign
  withholding tax)                            $   19,770,258
------------------------------------------------------------
Interest                                          23,324,243
------------------------------------------------------------
    Total investment income                       43,094,501
------------------------------------------------------------

EXPENSES:

Advisory fees                                     45,482,932
------------------------------------------------------------
Administrative services fees                         138,746
------------------------------------------------------------
Custodian fees                                       472,092
------------------------------------------------------------
Directors' fees                                       62,896
------------------------------------------------------------
Distribution fees-Class A                         21,302,650
------------------------------------------------------------
Distribution fees-Class B                            412,862
------------------------------------------------------------
Distribution fees-Class C                            179,794
------------------------------------------------------------
Transfer agent fees-Class A                       11,608,835
------------------------------------------------------------
Transfer agent fees-Class B                          107,105
------------------------------------------------------------
Transfer agent fees-Class C                           39,775
------------------------------------------------------------
Transfer agent fees-Institutional Class                8,715
------------------------------------------------------------
Other                                                947,321
------------------------------------------------------------
    Total expenses                                80,763,723
------------------------------------------------------------
Less: Fees waived by advisor                      (1,562,903)
------------------------------------------------------------
    Expenses paid indirectly                        (131,832)
------------------------------------------------------------
    Net expenses                                  79,068,988
------------------------------------------------------------
Net investment income (loss)                     (35,974,487)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          527,178,883
------------------------------------------------------------
  Foreign currencies                                   8,919
------------------------------------------------------------
  Futures contracts                              (22,094,375)
------------------------------------------------------------
  Option contracts                                   286,346
------------------------------------------------------------
                                                 505,379,773
------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        1,114,670,612
------------------------------------------------------------
  Foreign currencies                                  (1,959)
------------------------------------------------------------
  Futures contracts                               16,400,635
------------------------------------------------------------
                                               1,131,069,288
------------------------------------------------------------
      Net gain from investment securities,
         foreign currencies, futures and
         option contracts                      1,636,449,061
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,600,474,574
============================================================

See Notes to Financial Statements.

 28
                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998 and the year ended October 31, 1997 (Unaudited)

                                                                 APRIL 30,          OCTOBER 31,
                                                                   1998                1997
                                                              ---------------     ---------------
OPERATIONS:

  Net investment income (loss)                                $   (35,974,487)    $   (51,626,612)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      505,379,773       1,046,160,029
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts            1,131,069,288       1,234,273,644
-------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations     1,600,474,574       2,228,807,061
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,004,026,712)       (401,536,883)
-------------------------------------------------------------------------------------------------
  Class B                                                          (2,316,706)                 --
-------------------------------------------------------------------------------------------------
  Class C                                                          (1,919,835)                 --
-------------------------------------------------------------------------------------------------
  Institutional Class                                             (13,223,346)        (10,336,039)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         442,661,670       1,280,740,251
-------------------------------------------------------------------------------------------------
  Class B                                                         173,539,816                  --
-------------------------------------------------------------------------------------------------
  Class C                                                          31,310,483          22,611,449
-------------------------------------------------------------------------------------------------
  Institutional Class                                              17,247,105        (139,767,829)
-------------------------------------------------------------------------------------------------
       Net increase in net assets                               1,243,747,049       2,980,518,010
=================================================================================================

NET ASSETS:

  Beginning of period                                          14,529,058,972      11,548,540,962
-------------------------------------------------------------------------------------------------
  End of period                                               $15,772,806,021     $14,529,058,972
-------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $10,185,392,653     $ 9,520,633,579
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (36,244,730)           (270,243)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     506,656,051       1,022,762,877
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    5,117,002,047       3,985,932,759
-------------------------------------------------------------------------------------------------
                                                              $15,772,806,021     $14,529,058,972
=================================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1998
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class B shares commenced sales on November 3, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service

                                                                              29
                   C   O   N   S   T   E  L  L  A  T  I  O  N
     may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets,

 30
                   C   O   N   S   T   E  L  L  A  T  I  O  N
plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the six months ended April 30, 1998, AIM waived fees of $1,562,903. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $138,746 for such services.
  The Fund, pursuant to a transfer agent and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended April 30, 1998, AFS was paid $5,353,661 with respect to the Class A, Class B and Class C shares and for the period December 29, 1997 through April 30, 1998, AFS was paid $6,030 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $2,685 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A shares, Class B shares and Class C shares paid AIM Distributors $21,302,650, $412,862, and $179,794, respectively as compensation under the Plans.
  AIM Distributors received commissions of $3,247,503 from sales of the Class A shares of the Fund during six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year six months ended April 30, 1998, AIM Distributors received commissions of $208,489 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the six months ended April 30, 1998, the Fund paid legal fees of $11,568 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $80,915 and $50,917, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $131,832 during the six months ended April 30, 1998.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $5,208,411,142 and $5,779,274,077, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $5,246,115,470
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (140,690,702)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $5,105,424,768
==========================================================

Cost of investments for tax purposes is $10,673,216,778.

                                                                              31
                   C   O   N   S   T   E  L  L  A  T  I  O  N

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                 APRIL 30,                       OCTOBER 31,
                                    1998                             1997
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
  Class A               136,637,646   $ 3,814,563,362    211,624,665   $ 5,717,830,615
--------------------------------------------------------------------------------------
  Class B*                6,686,341       185,919,918             --                --
--------------------------------------------------------------------------------------
  Class C**               1,269,109        35,353,346        745,655        22,872,597
--------------------------------------------------------------------------------------
  Institutional Class     1,247,605        35,117,654      5,274,034       141,917,489
--------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                37,921,261       959,396,206     15,529,296       381,406,093
--------------------------------------------------------------------------------------
  Class B*                   88,205         2,225,150             --                --
--------------------------------------------------------------------------------------
  Class C**                  72,234         1,823,183             --                --
--------------------------------------------------------------------------------------
  Institutional Class       484,141        12,607,035        387,258         9,720,186
--------------------------------------------------------------------------------------
Reacquired:
  Class A              (154,721,807)   (4,331,297,898)  (178,999,514)   (4,818,496,457)
--------------------------------------------------------------------------------------
  Class B*                 (516,101)      (14,605,252)            --                --
--------------------------------------------------------------------------------------
  Class C**                (208,072)       (5,866,046)        (8,492)         (261,148)
--------------------------------------------------------------------------------------
  Institutional Class    (1,091,093)      (30,477,584)   (10,657,023)     (291,405,504)
--------------------------------------------------------------------------------------
                         27,869,469   $   664,759,074     43,895,879   $ 1,163,583,871
======================================================================================

 *Class B Shares commenced sales on November 3, 1997.

**Class C Shares commenced sales on August 4, 1997.

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                        OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
                                     ---------   -----------
Beginning of period                       --              --
-----------------------------------   ------     -----------
Written                               18,204     $ 4,967,371
-----------------------------------   ------     -----------
Closed                                (9,204)     (2,394,658)
-----------------------------------   ------     -----------
Exercised                             (4,000)     (2,262,924)
-----------------------------------   ------     -----------
Expired                               (5,000)       (309,789)
-----------------------------------   ------     -----------
End of Period                              0     $         0
===================================   ======     ===========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during the six months ended April 30, 1998 and each of the years in the five-year period ended October 31, 1997.

                                                                                             OCTOBER 31,
                                                       APRIL 30,     ------------------------------------------------------------
                                                         1998          1997         1996         1995         1994         1993
                                                       ---------     --------     --------     --------     --------     --------
Net asset value, beginning of period                   $  30.00      $  26.01     $  24.05     $  18.49     $  17.13     $  13.27
-----------------------------------------------------  --------      --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income                                   (0.01)         0.02         0.04         0.02         0.03           --
-----------------------------------------------------  --------      --------     --------     --------     --------     --------
  Net gains on securities (both realized and
    unrealized)                                            3.05          4.86         2.67         6.06         1.33         3.86
-----------------------------------------------------  --------      --------     --------     --------     --------     --------
    Total from investment operations                       3.04          4.88         2.71         6.08         1.36         3.86
-----------------------------------------------------  --------      --------     --------     --------     --------     --------
Less distributions:
  Distributions from net realized gains                   (2.06)        (0.89)       (0.75)       (0.52)          --           --
-----------------------------------------------------  --------      --------     --------     --------     --------     --------
Net asset value, end of period                         $  30.98      $  30.00     $  26.01     $  24.05     $  18.49     $  17.13
=====================================================  ========      ========     ========     ========     ========     ========

Total return(a)                                           11.42%        19.42%       11.81%       34.09%        7.94%       29.09%
=====================================================  ========      ========     ========     ========     ========     ========

Ratios/supplemental data:
Net assets, end of period (000s omitted)               $214,066      $188,109     $293,035     $138,918     $ 39,847     $ 12,338
=====================================================  ========      ========     ========     ========     ========     ========

Ratio of expenses to average net assets(b)                 0.64%(c)(d)     0.65%      0.66%        0.66%        0.69%        0.87%
=====================================================  ========      ========     ========     ========     ========     ========

Ratio of net investment income to average net
  assets(e)                                               (0.05)%(c)     0.06%        0.21%        0.18%        0.36%        0.04%
=====================================================  ========      ========     ========     ========     ========     ========
Portfolio turnover rate                                      37%           67%          58%          45%          79%          70%
=====================================================  ========      ========     ========     ========     ========     ========

Average brokerage commission rate paid(f)              $ 0.0565      $ 0.0576     $ 0.0596          N/A          N/A          N/A
=====================================================  ========      ========     ========     ========     ========     ========


(a) Total return is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.66% (annualized), 0.67%, 0.67%, 0.68% and 0.70% for 1998-1994.
(c) Ratios are annualized and based on average net assets of $195,277,729.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements were (0.07)% (annualized), 0.04%, 0.20%, 0.16% and 0.35% for 1998-1994.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

 32
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                            Directors & Officers

BOARD OF DIRECTORS                          OFFICERS                                         OFFICE OF THE FUND
Charles T. Bauer                            Charles T. Bauer                                 11 Greenway Plaza
Chairman                                    Chairman                                         Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                        INVESTMENT ADVISOR
Director
ACE Limited;                                John J. Arthur                                   A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer              11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                          Carol F. Relihan                                 Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                                 SUB-ADVISOR
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                            A I M Capital Management, Inc.
                                                                                             11 Greenway Plaza
Edward K. Dunn Jr.                          Jonathan C. Schoolar                             Suite 100
Chairman, Mercantile Mortgage Corp.;        Senior Vice President                            Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and    Dana R. Sutton                                   TRANSFER AGENT
President, Mercantile Bankshares            Vice President and Assistant Treasurer
                                                                                             A I M Fund Services, Inc.
Jack Fields                                 Melville B. Cox                                  11 Greenway Plaza
Chief Executive Officer                     Vice President                                   Suite 100
Texana Global, Inc.;                                                                         Houston, TX 77046
Formerly Member                             Renee A. Bamford
of the U.S. House of Representatives        Assistant Secretary                              CUSTODIAN

Carl Frischling                             P. Michelle Grace                                State Street Bank and Trust Company
Partner                                     Assistant Secretary                              225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                            Boston, MA 02110
                                            Jeffrey H. Kupor
Robert H. Graham                            Assistant Secretary                              COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                 Nancy L. Martin                                  Ballard Spahr
                                            Assistant Secretary                              Andrews & Ingersoll, LLP
John F. Kroeger                                                                              1735 Market Street
Formerly Consultant                         Ofelia M. Mayo                                   Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.          Assistant Secretary
                                                                                             COUNSEL TO THE DIRECTORS
Lewis F. Pennock                            Lisa A. Moss
Attorney                                    Assistant Secretary                              Kramer, Levin, Naftalis & Frankel
                                                                                             919 Third Avenue
Ian W. Robinson                             Kathleen J. Pflueger                             New York, NY 10022
Consultant; Formerly Executive              Assistant Secretary
Vice President and                                                                           DISTRIBUTOR
Chief Financial Officer                     Samuel D. Sirko
Bell Atlantic Management                    Assistant Secretary                              Fund Management Company
Services, Inc.                                                                               11 Greenway Plaza
                                            Stephen I. Winer                                 Suite 100
Louis S. Sklar                              Assistant Secretary                              Houston, TX 77046
Executive Vice President
Hines Interests                             Mary J. Benson
Limited Partnership                         Assistant Treasurer








                                                                   33
                  C   O   N   S   T   E  L  L  A  T  I  O  N

Long-Term Performance

AIM WEINGARTEN FUND

For shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


============================================================
AIM WEINGARTEN FUND
INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/98, most recent calendar quarter-end.
 1 Year                                               45.28%
 3 Years                                              28.17
 5 Years                                              19.17

Inception (3/31/97)                                   16.65

For periods ended 4/30/98.
 1 Year                                               42.17%
 3 Years                                              27.81
 5 Years                                              20.66

Inception (10/8/91)                                   16.74
============================================================


34
                   W    E    I    N    G    A   R   T   E   N

The Managers' Overview

FUND PERFORMANCE SOLID AS MARKETS
SHRUG OFF "ASIAN FLU"

A roundtable discussion with the management team for AIM Weingarten Fund for the six-month period ended April 30, 1998.
--------------------------------------------------------------------------------

                      ------------------------------------

                        But we follow earnings growth for

                       individual companies, so our model

                       picks up sectors that are showing

                           relative earnings momentum.

                      ------------------------------------

Q. THE MARKETS PERFORMED A TURNAROUND DURING THE SIX MONTHS ENDED APRIL 30, COMING BACK FROM THE STEEP DECLINE LATE IN OCTOBER 1997. HOW DID THE FUND DO IN THIS ENVIRONMENT?

A. Fund performance was very good: 18.24% total return for the Institutional Class. This essentially matches the performance of other growth funds included in the Lipper Growth Fund Index, which produced total return of 18.15% over the same period.

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A. During the first half of the reporting period, Asia's currency and market crises dampened stock market performance dramatically. Investors gravitated toward widely traded blue-chip stocks, so mid-size stocks were particularly hard hit. While predominantly a large-cap mutual fund, AIM Weingarten Fund has a big stake in smaller companies also--about one-third of net assets were mid-capitalization stocks at the close of the reporting period. So when markets focus so intensely on the very largest companies--the so-called "mega-caps"--those mid-cap Fund holdings tend to underperform.
        As the new year unfolded, however, the markets seemed to shrug off Asia's difficulties. The much-anticipated slowdown in the U.S. economy, predicted to result from the Asian troubles, has been less serious than expected. U.S. gross domestic output rose at a 4.8% annual rate during the first quarter of 1998. Inflation, perhaps as a consequence, remained low. The Commerce Department's overall price index rose an annualized 0.9% during the quarter--its slowest rate in 34 years.
        Fund performance rebounded, too, and during the latter half of the reporting period, the Fund outperformed both the S&P 500 and the Lipper Growth Fund Index.

===========================
NET ASSETS UNDER MANAGEMENT

10/31/97   $60.1 million
4/30/98    $73.8 million
===========================

Q.  DID YOU ALTER THE PORTFOLIO AS MARKET CONDITIONS CHANGED?

A. Not drastically. We trimmed holdings of energy stocks, which fell out of favor in the wake of the Asian situation. We slightly increased our holdings in the health-care sector. Financial stocks and technology stocks remained our two largest sector weightings even though we did not increase or decrease holdings of either group very much.

Q. WHY ARE FINANCIAL STOCKS STILL ATTRACTIVE? THEY WERE PROMINENT IN THE PORTFOLIO SIX MONTHS AGO.

A. Traditionally, financial stocks--companies like banks and brokerage houses--have not been thought of as growth stocks. But we follow earnings growth for individual companies, so our model picks up sectors that are showing relative earnings momentum. This pulls us into sectors that may grow very well for a few years that a traditional growth manager might not even consider. With financial markets ebullient, interest rates stable, and the trend toward globalization and consolidation unabated, financial stocks have certainly shown growth-stock-like profits recently. At approximately 20% of net assets, financials represented the largest sector weighting in the Fund's portfolio at the reporting period's close, as they did six months earlier.
        Emblematic of what is going on in this field is the merger, announced in April, of insurance giant Travelers Group, Inc. and major money-center banker Citicorp--two stocks in the portfolio. This is the largest corporate merger in history; it melds two financial-services leaders that both reported solid earnings for the first quarter of 1998.

Q. YOU SAY TECHNOLOGY, A TRADITIONAL GROWTH SECTOR, IS YOUR SECOND-LARGEST WEIGHTING. WHY?

A. This sector was not generally in favor during much of the reporting period because of the Asian downdraft and because a few leading companies reported disappointing earnings. Nevertheless, the technology sector is still doing well. For example, personal computer sales were up 16% in the U.S. during the first quarter of 1998. This was good news for portfolio holdings such as Dell Computer Corp., which has reported a string of earnings increases, and also for other technology sector leaders such as Microsoft Corp. and Intel Corp., which

                                                                              35
                   W    E    I    N    G    A   R   T   E   N

THE MANAGERS' OVERVIEW

PORTFOLIO HOLDINGS

As of 4/30/98, based on total net assets

TOTAL NUMBER OF HOLDINGS: 194

============================================================================================================
 TOP 10 INDUSTRIES                                           TOP 10 HOLDINGS
------------------------------------------------------------------------------------------------------------
 1. Computers (Software & Services)              5.80%        1. Microsoft Corp.                        1.97%

 2. Financial (Diversified)                      5.45         2. Intel Corp.                            1.86

 3. Health Care (Medical Products & Supplies)    4.19         3. Merck & Co., Inc.                      1.86

 4. Health Care (Diversified)                    3.66         4. MCI Communications Corp.               1.75

 5. Health Care (Drugs-Major Pharmaceuticals)    3.56         5. Service Corp. International            1.29

 6. Manufacturing (Diversified)                  3.02         6. Freddie Mac                            1.26

 7. Broadcasting (Television, Radio & Cable)     2.96         7. Lucent Technologies, Inc.              1.25

 8. Banks (Major Regional)                       2.92         8. Warner-Lambert Co.                     1.10

 9. Telecommunications (Long Distance)           2.61         9. Chase Manhattan Corp. (The)            1.09

10. Equipment (Semiconductors)                   2.60        10. Fannie Mae                             1.06

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
============================================================================================================

    are among our largest holdings. All together, technology stocks represented about 19% of net assets at the close of the reporting period.


Q.  AND WHY DOES THE HEALTH-CARE SECTOR REMAIN A MAJOR EMPHASIS?

A. Our health-care holdings were increased during the reporting period to about 15% of assets. A major positive factor here has been the FDA's gradual streamlining of filing and approval systems. This development has been welcomed by pharmaceutical firms, especially those with new products or drug delivery systems. A steady stream of new pharmaceutical products has been a significant contributor to this sector's recent good performance. For example, Merck & Co., Inc., a solid portfolio holding with such well-established products as the anti-cholesterol drug Zocor, has developed an anti-migraine drug that is currently being reviewed for marketing in the U.S.
        A consistent growth stock, Merck represents what we dub the "core" portion of the Fund, companies with proven long-term consistent earnings performance. Other portfolio holdings are companies showing momentum in their earnings growth. As corporate earnings growth has decelerated recently, we have found ourselves migrating more into core companies with reliable earnings records.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. Toward the close of the reporting period, there were some cautionary signs for a few of our major holdings, especially the antitrust campaign against Microsoft and the heightened scrutiny of mergers, such as the one involving MCI Communications Corp., which planned to merge with WorldCom, Inc.
        By and large, though, the environment for the Fund appears promising. Almost unnoticed by the popular or business press, the dominance of very large-capitalization stocks had slipped somewhat by the end of this reporting period. For the three months ended April 30, 1998, the mid-cap Standard & Poor's 400 outperformed the large-cap S&P 500 Index, a distinct change from the very narrow markets of the past few years. Given AIM Weingarten Fund's sizable stake in the mid-cap portion of the market, this is good news. Of course, large-cap stocks were still performing well too, so the Fund seems very well balanced.

Q.  AND FOR THE ECONOMY AND MARKETS IN GENERAL? WHAT'S YOUR OUTLOOK THERE?

A. For the investing environment in general, most observers do not expect dramatic change; they foresee stable interest rates, reasonable economic growth, and continued contained inflation as global competition and lower energy costs offset the inflationary potential of tight labor markets. No one has identified a good reason for the seven-plus years of domestic economic expansion to end abruptly.
        However, most market participants would welcome some cooling off. One of the events most likely to trigger a halt in the market's prolonged rise would be an interest rate hike by the Federal Reserve Board (the Fed). Although the Fed left interest rates unchanged at its meeting shortly after the close of the reporting period, it has been hinting about its concern over rapid economic growth and the dramatic rise in equity values. An interest rate rise would be forestalled by evidence that the economy is growing a little less rapidly.

36
                   W    E    I    N    G    A   R   T   E   N

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-86.48%

AEROSPACE/DEFENSE-0.61%

Sundstrand Corp.                       650,000   $   44,890,625
---------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.36%

Universal Corp.                        700,000       26,206,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.53%

Federal-Mogul Corp.                    600,000       38,812,500
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.53%

BankAmerica Corp.                      450,000       38,250,000
---------------------------------------------------------------
Chase Manhattan Corp. (The)            575,000       79,673,438
---------------------------------------------------------------
Citicorp                               450,000       67,725,000
---------------------------------------------------------------
                                                    185,648,438
---------------------------------------------------------------

BANKS (REGIONAL)-0.38%

North Fork Bancorporation, Inc.        750,000       27,843,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.96%

CBS Corp.                            1,100,000       39,187,500
---------------------------------------------------------------
Chancellor Media Corp.(a)              550,000       26,090,625
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              180,230       16,986,678
---------------------------------------------------------------
Comcast Corp.-Class A                1,500,000       53,718,750
---------------------------------------------------------------
Jacor Communications, Inc.(a)          400,000       22,750,000
---------------------------------------------------------------
Tele-Communications, Inc.(a)         1,800,000       58,050,000
---------------------------------------------------------------
                                                    216,783,553
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.32%

Millennium Chemicals Inc.              650,000       23,318,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.78%

Lucent Technologies, Inc.            1,200,000       91,350,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       550,000       38,981,250
---------------------------------------------------------------
                                                    130,331,250
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.17%

Compaq Computer Corp.                1,200,000       33,675,000
---------------------------------------------------------------
Dell Computer Corp.(a)                 575,000       46,431,250
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  650,000       38,146,875
---------------------------------------------------------------
International Business Machines
  Corp.                                350,000       40,556,250
---------------------------------------------------------------
                                                    158,809,375
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.35%

Cisco Systems, Inc.(a)                 350,000       25,637,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (PERIPHERALS)-0.72%

EMC Corp.(a)                         1,150,000   $   53,043,750
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-5.80%

Advanced Fibre Communications,
  Inc.(a)                              800,000       33,900,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  500,000       46,781,250
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        950,000       34,496,875
---------------------------------------------------------------
Computer Associates
  International, Inc.                  600,000       35,137,500
---------------------------------------------------------------
Computer Sciences Corp.(a)             700,000       36,925,000
---------------------------------------------------------------
Compuware Corp.(a)                     750,000       36,656,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                   740,000       23,310,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,600,000      144,200,000
---------------------------------------------------------------
Unisys Corp.(a)                      1,500,000       33,656,250
---------------------------------------------------------------
                                                    425,063,125
---------------------------------------------------------------

CONSUMER FINANCE-1.14%

Countrywide Credit Industries,
  Inc.                                 425,000       20,559,375
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              775,000       37,587,500
---------------------------------------------------------------
Providian Financial Corp.              232,900       14,017,669
---------------------------------------------------------------
SLM Holding Corp.                      263,100       11,231,081
---------------------------------------------------------------
                                                     83,395,625
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.71%

AmeriSource Health Corp.-Class
  A(a)                                 917,700       50,014,650
---------------------------------------------------------------
Bergen Brunswig Corp.-Class A          686,500       31,149,938
---------------------------------------------------------------
Cardinal Health, Inc.                  250,000       24,062,500
---------------------------------------------------------------
Sysco Corp.                            835,700       19,900,106
---------------------------------------------------------------
                                                    125,127,194
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.79%

American Power Conversion
  Corp.(a)                             600,000       19,312,500
---------------------------------------------------------------
General Electric Co.                   850,000       72,356,250
---------------------------------------------------------------
SCI Systems, Inc.(a)                    94,400        3,888,100
---------------------------------------------------------------
Symbol Technologies, Inc.              915,450       35,244,825
---------------------------------------------------------------
                                                    130,801,675
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.47%

Waters Corp.(a)                        650,000       34,775,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.42%

Altera Corp.(a)                      1,000,000       40,500,000
---------------------------------------------------------------
Intel Corp.                          1,689,700      136,548,881
---------------------------------------------------------------
                                                    177,048,881
---------------------------------------------------------------

ENTERTAINMENT-0.44%

Viacom, Inc.-Class B(a)                560,700       32,520,600
---------------------------------------------------------------

                                                                              37
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

                                                     MARKET
                                     SHARES          VALUE
EQUIPMENT (SEMICONDUCTOR)-2.60%

Applied Materials, Inc.(a)           1,900,000   $   68,637,500
---------------------------------------------------------------
KLA-Tencor Corp.(a)                  1,075,000       43,335,938
---------------------------------------------------------------
Lam Research Corp.(a)                1,250,000       38,750,000
---------------------------------------------------------------
Teradyne, Inc.(a)                    1,100,000       40,150,000
---------------------------------------------------------------
                                                    190,873,438
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.38%

American Express Co.                   400,000       40,800,000
---------------------------------------------------------------
Amresco, Inc.(a)                       478,000       17,327,500
---------------------------------------------------------------
Fannie Mae                           1,300,000       77,837,500
---------------------------------------------------------------
Freddie Mac                          2,000,000       92,625,000
---------------------------------------------------------------
MBIA, Inc.                             348,400       25,999,350
---------------------------------------------------------------
MGIC Investment Corp.                  554,900       34,958,700
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       400,000       31,550,000
---------------------------------------------------------------
                                                    321,098,050
---------------------------------------------------------------

FOOTWEAR-0.30%

Wolverine World Wide, Inc.             750,000       21,656,250
---------------------------------------------------------------

HARDWARE & TOOLS-0.35%

Black & Decker Corp. (The)             500,000       25,812,500
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.66%

Abbott Laboratories                    643,700       47,070,563
---------------------------------------------------------------
American Home Products Corp.           550,000       51,218,750
---------------------------------------------------------------
Bristol-Myers Squibb Co.               510,000       53,996,250
---------------------------------------------------------------
Johnson & Johnson                      500,000       35,687,500
---------------------------------------------------------------
Warner-Lambert Co.                     425,000       80,404,688
---------------------------------------------------------------
                                                    268,377,751
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.82%

ICN Pharmaceuticals, Inc.            1,484,000       73,087,000
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)      1,400,000       60,200,000
---------------------------------------------------------------
                                                    133,287,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.56%

Lilly (Eli) & Co.                      375,000       26,085,938
---------------------------------------------------------------
Merck & Co., Inc.                    1,128,900      136,032,450
---------------------------------------------------------------
Pfizer Inc.                            366,500       41,712,281
---------------------------------------------------------------
Schering-Plough Corp.                  717,200       57,465,650
---------------------------------------------------------------
                                                    261,296,319
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.07%

Columbia/HCA Healthcare Corp.          900,000       29,643,750
---------------------------------------------------------------
Quorum Health Group, Inc.(a)         1,000,000       32,125,000
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      290,600       16,727,663
---------------------------------------------------------------
                                                     78,496,413
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (LONG TERM
  CARE)-0.74%

Health Care and Retirement
  Corp.(a)                             442,350   $   18,025,763
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 1,200,000       36,225,000
---------------------------------------------------------------
                                                     54,250,763
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-4.19%

Arterial Vascular Engineering,
  Inc.(a)(b)                         1,648,000       58,298,000
---------------------------------------------------------------
Baxter International Inc.              528,100       29,276,544
---------------------------------------------------------------
Becton, Dickinson & Co.              1,000,000       69,625,000
---------------------------------------------------------------
Biomet, Inc.                         1,010,800       30,324,000
---------------------------------------------------------------
Guidant Corp.                          467,400       31,257,375
---------------------------------------------------------------
Medtronic, Inc.                        300,000       15,787,500
---------------------------------------------------------------
Stryker Corp.                          766,500       34,492,500
---------------------------------------------------------------
Sybron International Corp.(a)        1,430,700       37,913,550
---------------------------------------------------------------
                                                    306,974,469
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.75%

Furniture Brands International,
  Inc.(a)                              559,900       16,447,063
---------------------------------------------------------------
Maytag Corp.                           750,000       38,625,000
---------------------------------------------------------------
                                                     55,072,063
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.27%

Colgate-Palmolive Co.                  425,000       38,117,187
---------------------------------------------------------------
Dial Corp. (The)                       750,000       18,281,250
---------------------------------------------------------------
Procter & Gamble Co. (The)             450,000       36,984,375
---------------------------------------------------------------
                                                     93,382,812
---------------------------------------------------------------

HOUSEWARES-0.27%

Sunbeam Corp.                          800,000       20,100,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.93%

Equitable Companies, Inc.              390,000       23,936,250
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         627,900       27,235,163
---------------------------------------------------------------
Torchmark Corp.                        375,000       16,710,938
---------------------------------------------------------------
                                                     67,882,351
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.22%

Ace, Ltd.                              570,000       21,588,750
---------------------------------------------------------------
Allmerica Financial Corp.              400,000       25,050,000
---------------------------------------------------------------
American International Group,
  Inc.                                 220,000       28,943,750
---------------------------------------------------------------
Lincoln National Corp.                 169,100       15,018,193
---------------------------------------------------------------
Travelers Group, Inc.                1,173,750       71,818,828
---------------------------------------------------------------
                                                    162,419,521
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.94%

Allstate Corp.                         199,100       19,163,375
---------------------------------------------------------------
Everest Reinsurance Holdings,
  Inc.                                 231,000        9,528,750
---------------------------------------------------------------
Fremont General Corp.                  400,000       22,300,000
---------------------------------------------------------------

 38
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

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (PROPERTY-CASUALTY)-(CONTINUED)

Old Republic International Corp.       390,000   $   17,647,500
---------------------------------------------------------------
                                                     68,639,625
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.51%

Merrill Lynch & Co., Inc.              425,000       37,293,750
---------------------------------------------------------------

INVESTMENT MANAGEMENT-1.03%

Franklin Resources, Inc.               700,000       37,450,000
---------------------------------------------------------------
T. Rowe Price Associates, Inc.         500,000       37,750,000
---------------------------------------------------------------
                                                     75,200,000
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.93%

Harley-Davidson, Inc.                  734,400       26,438,400
---------------------------------------------------------------
Mattel, Inc.                         1,089,700       41,749,131
---------------------------------------------------------------
                                                     68,187,531
---------------------------------------------------------------

LODGING-HOTELS-1.05%

Carnival Corp.-Class A                 800,000       55,650,000
---------------------------------------------------------------
Host Marriott Corp.(a)                 315,800        6,138,362
---------------------------------------------------------------
Promus Hotel Corp.(a)                  342,350       15,469,941
---------------------------------------------------------------
                                                     77,258,303
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.12%

Ingersoll-Rand Co.                     188,600        8,687,388
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.50%

Crane Co.                              291,900       15,707,869
---------------------------------------------------------------
Thermo Electron Corp.(a)               900,000       35,831,250
---------------------------------------------------------------
Tyco International Ltd.                800,000       43,600,000
---------------------------------------------------------------
U.S. Industries, Inc.                  882,100       23,926,963
---------------------------------------------------------------
United Technologies Corp.              650,000       63,984,375
---------------------------------------------------------------
                                                    183,050,457
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.57%

BJ Services Co.(a)                     750,000       28,125,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                250,000       16,609,375
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        450,000       22,781,250
---------------------------------------------------------------
ENSCO International, Inc.              650,000       18,362,500
---------------------------------------------------------------
Halliburton Co.                        425,000       23,375,000
---------------------------------------------------------------
Santa Fe International Corp.           575,000       22,532,812
---------------------------------------------------------------
Western Atlas Inc.(a)                  721,400       56,990,600
---------------------------------------------------------------
                                                    188,776,537
---------------------------------------------------------------

PERSONAL CARE-1.14%

Avon Products, Inc.                    597,000       49,065,937
---------------------------------------------------------------
Gillette Co.                           300,000       34,631,250
---------------------------------------------------------------
                                                     83,697,187
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.54%

Xerox Corp.                            350,000       39,725,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
POWER PRODUCERS
  (INDEPENDENT)-0.37%

AES Corp.(a)                           492,700   $   27,190,880
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.42%

Gannett Co., Inc.                      375,000       25,523,438
---------------------------------------------------------------
New York Times Co.-Class A              77,200        5,476,375
---------------------------------------------------------------
                                                     30,999,813
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.02%

Crescent Real Estate Equities,
  Co.                                  625,000       21,328,125
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                 700,000       17,675,000
---------------------------------------------------------------
Starwood Hotels & Resorts              714,144       35,841,102
---------------------------------------------------------------
                                                     74,844,227
---------------------------------------------------------------

RESTAURANTS-0.51%

McDonald's Corp.                       600,000       37,125,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.24%

Home Depot, Inc.                       755,250       52,584,280
---------------------------------------------------------------
Lowe's Companies, Inc.                 550,000       38,465,625
---------------------------------------------------------------
                                                     91,049,905
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.93%

Circuit City Stores-Circuit City
  Group                                850,000       34,531,250
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          742,400       33,872,000
---------------------------------------------------------------
                                                     68,403,250
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.77%

Federated Department Stores,
  Inc.(a)                              375,000       18,445,312
---------------------------------------------------------------
Proffitt's, Inc.(a)                    950,000       37,762,500
---------------------------------------------------------------
                                                     56,207,812
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.42%

Family Dollar Stores, Inc.             200,400        6,813,600
---------------------------------------------------------------
Ross Stores, Inc.                      525,000       24,314,062
---------------------------------------------------------------
                                                     31,127,662
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.68%

CVS Corp.                              350,000       25,812,500
---------------------------------------------------------------
Rite Aid Corp.                         750,000       24,093,750
---------------------------------------------------------------
                                                     49,906,250
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.08%

Albertson's, Inc.                      525,000       26,250,000
---------------------------------------------------------------
Kroger Co.(a)                          958,000       40,116,250
---------------------------------------------------------------
Safeway, Inc.(a)                       340,600       13,027,950
---------------------------------------------------------------
                                                     79,394,200
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-2.41%

Costco Companies, Inc.(a)              725,000       40,509,375
---------------------------------------------------------------
Dayton Hudson Corp.                    425,000       37,107,813
---------------------------------------------------------------
Fred Meyer, Inc.(a)                    800,000       35,900,000
---------------------------------------------------------------

                                                                              39
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

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL MERCHANDISE)-(CONTINUED)

Kmart Corp.(a)                       2,186,000   $   38,118,375
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  500,000       25,281,250
---------------------------------------------------------------
                                                    176,916,813
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.27%

Bed Bath & Beyond, Inc.(a)             282,500       13,913,125
---------------------------------------------------------------
Office Depot, Inc.(a)                1,370,700       45,404,437
---------------------------------------------------------------
Staples, Inc.(a)                     1,366,800       33,742,875
---------------------------------------------------------------
                                                     93,060,437
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.24%

Brylane Inc.(a)                         89,000        5,228,750
---------------------------------------------------------------
Gap, Inc.                              625,000       32,148,437
---------------------------------------------------------------
Intimate Brands, Inc.                  845,800       24,528,200
---------------------------------------------------------------
TJX Companies, Inc.                    650,000       28,762,500
---------------------------------------------------------------
                                                     90,667,887
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.47%

Ahmanson (H.F.) & Co.                  225,000       17,156,250
---------------------------------------------------------------
Washington Mutual, Inc.                250,000       17,515,624
---------------------------------------------------------------
                                                     34,671,874
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.34%

Outdoor Systems, Inc.(a)               790,350       25,093,613
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.75%

H&R Block, Inc.                        750,000       33,750,000
---------------------------------------------------------------
Service Corp. International          2,292,000       94,545,000
---------------------------------------------------------------
                                                    128,295,000
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.03%

Ciber, Inc.(a)                          71,900        2,336,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.08%

Equifax, Inc.                        1,276,400       49,380,725
---------------------------------------------------------------
Fiserv, Inc.(a)                        460,400       30,098,650
---------------------------------------------------------------
                                                     79,479,375
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.37%

AccuStaff, Inc.(a)                     761,200       27,308,050
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.61%

AT&T Corp.                           1,050,000       63,065,625
---------------------------------------------------------------
MCI Communications Corp.             2,552,400      128,417,625
---------------------------------------------------------------
                                                    191,483,250
---------------------------------------------------------------

TEXTILES (APPAREL)-0.96%

Tommy Hilfiger Corp.(a)                630,000       38,430,000
---------------------------------------------------------------
Warnaco Group, Inc. (The)              750,000       31,687,500
---------------------------------------------------------------
                                                     70,117,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

WASTE MANAGEMENT-0.59%

Waste Management, Inc.               1,300,000   $   43,550,000
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $4,509,190,967)                       6,340,782,867
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCK-0.57%

FINANCIAL (DIVERSIFIED)-0.57%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.
  (Cost $27,289,579)                   400,000       42,000,000
---------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS &         PRINCIPAL
  NOTES-0.54%                           AMOUNT

ELECTRICAL EQUIPMENT-0.54%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06
  (acquired 10/31/96-12/06/96;
  cost $27,581,905)(c)             $22,050,000   $   39,380,418
---------------------------------------------------------------

                                     SHARES
FOREIGN STOCKS & OTHER
EQUITY INTERESTS-7.42%

CANADA-0.99%

Bank of Montreal (Banks-Major
  Regional)                            276,000   $   15,056,124
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)              750,000       36,843,750
---------------------------------------------------------------
Royal Bank of Canada (Banks-Major
  Regional)                            344,800       20,593,713
---------------------------------------------------------------
                                                     72,493,587
---------------------------------------------------------------

FINLAND-0.64%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           559,000       37,502,642
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)           141,400        9,456,125
---------------------------------------------------------------
                                                     46,958,767
---------------------------------------------------------------

FRANCE-2.37%

Alcatel Alsthom
  (Manufacturing-Diversified)          205,000       38,026,119
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)               670,000       56,511,396
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)          600,000       27,848,944
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            245,000       51,029,780
---------------------------------------------------------------
                                                    173,416,239
---------------------------------------------------------------

GERMANY-0.18%

Adidas Salomon A.G. (Footwear)          78,800       13,066,718
---------------------------------------------------------------

ITALY-0.81%

Telecom Italia Mobile S.p.A.
  (Telecommunications-
   Cellular/Wireless)                6,000,000       34,373,783
---------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)    3,333,333       25,112,671
---------------------------------------------------------------
                                                     59,486,454
---------------------------------------------------------------

NETHERLANDS-0.92%

Akzo Nobel N.V.
  (Chemicals-Diversified)              135,750       27,619,054
---------------------------------------------------------------

 40
                   W    E    I    N    G    A   R   T   E   N

                                                     MARKET
                                     SHARES          VALUE
NETHERLANDS-(CONTINUED)

Philips Electronics N.V.
  (Household Furniture &
  Appliances)                          450,000   $   39,651,502
---------------------------------------------------------------
                                                     67,270,556
---------------------------------------------------------------

SWEDEN-0.54%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           676,700       34,807,755
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-Class B
  (Communications Equipment)            98,900        5,211,987
---------------------------------------------------------------
                                                     40,019,742
---------------------------------------------------------------

SWITZERLAND-0.97%

UBS-Union Bank of Switzerland
  (Banks-Major Regional)                44,000       70,836,276
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $399,121,244)                                 543,548,339
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                      AMOUNT          VALUE
REPURCHASE AGREEMENTS-4.51%(d)

Dean Witter Reynolds, Inc.,
  5.55%, 05/01/98(e)               $    698,048   $      698,048
----------------------------------------------------------------
Goldman, Sachs & Co., 5.30%,
  05/01/98(f)                       300,000,000      300,000,000
----------------------------------------------------------------
HSBC Securities, Inc., 5.45%,
  05/01/98(g)                        30,000,000       30,000,000
----------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $330,698,048)                            330,698,048
----------------------------------------------------------------
TOTAL INVESTMENTS-99.52%                           7,296,409,672
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.48%                                   35,421,766
----------------------------------------------------------------
TOTAL NET ASSETS-100.00%                          $7,331,831,438
================================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 04/30/98 represented 0.54% of the Fund's net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(f) Joint repurchase agreement entered into 04/30/98 with a maturing value of $434,638,319. Collateralized by $432,438,000 U.S. Government obligations, 3.625% to 7.125% due 09/30/99 to 08/15/23 with an aggregate market value at 04/30/98 of $443,699,960.
(g) Joint repurchase agreement entered into 04/30/98 with a maturing value of $30,004,542. Collateralized by $31,320,000 U.S. Government obligations, 0% due 10/08/98 with an aggregate market value at 04/30/98 of $30,601,206.

See Notes to Financial Statements.
                                                                              41
                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $5,293,881,743)                         $7,296,409,672
--------------------------------------------------------
Foreign currencies, at value (cost
  $1,200,210)                                  1,190,746
--------------------------------------------------------
Receivables for:
  Investments sold                            53,437,831
--------------------------------------------------------
  Capital stock sold                           7,062,678
--------------------------------------------------------
  Dividends and interest                       5,219,566
--------------------------------------------------------
Investment for deferred compensation
  plan                                            90,768
--------------------------------------------------------
Other assets                                     156,485
--------------------------------------------------------
    Total assets                           7,363,567,746
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       11,467,275
--------------------------------------------------------
  Options written                                501,572
--------------------------------------------------------
  Capital stock reacquired                    11,731,770
--------------------------------------------------------
  Deferred compensation                           90,768
--------------------------------------------------------
Accrued advisory fees                          3,538,625
--------------------------------------------------------
Accrued administrative services fees              28,529
--------------------------------------------------------
Accrued directors' fees                           11,324
--------------------------------------------------------
Accrued distribution fees                      2,166,265
--------------------------------------------------------
Accrued transfer agent fees                    1,024,930
--------------------------------------------------------
Accrued operating expenses                     1,175,250
--------------------------------------------------------
    Total liabilities                         31,736,308
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $7,331,831,438
========================================================

NET ASSETS:

Class A                                   $6,585,111,025
========================================================
Class B                                   $  659,963,917
========================================================
Class C                                   $   12,914,474
========================================================
Institutional Class                       $   73,842,022
========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                288,013,829
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 29,551,565
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    578,077
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,168,169
========================================================
Class A:

  Net asset value and redemption price
    per share                             $        22.86
========================================================
  Offering price per share:
      (Net asset value of
         $22.86 divided
         by 94.50%)                       $        24.19
========================================================
Class B:

  Net asset value and offering price per
    share                                 $        22.33
========================================================
Class C:

  Net asset value and offering price per
    share                                 $        22.34
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        23.31
========================================================

See Notes to Financial Statements.
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $530,841 foreign
  withholding tax)                          $   27,729,747
----------------------------------------------------------
Interest                                        13,884,800
----------------------------------------------------------
    Total investment income                     41,614,547
----------------------------------------------------------

EXPENSES:

Advisory fees                                   21,094,936
----------------------------------------------------------
Administrative services fees                       134,422
----------------------------------------------------------
Custodian fees                                     452,161
----------------------------------------------------------
Directors' fees                                     34,008
----------------------------------------------------------
Distribution fees-Class A                        9,063,792
----------------------------------------------------------
Distribution fees-Class B                        2,767,704
----------------------------------------------------------
Distribution fees-Class C                           34,347
----------------------------------------------------------
Transfer agent fees-Class A                      3,725,436
----------------------------------------------------------
Transfer agent fees-Class B                        566,561
----------------------------------------------------------
Transfer agent fees-Class C                          9,240
----------------------------------------------------------
Transfer agent fees-Institutional Class              2,970
----------------------------------------------------------
Other                                              688,670
----------------------------------------------------------
    Total expenses                              38,574,247
----------------------------------------------------------
Less: Fees waived by advisor                    (1,385,142)
----------------------------------------------------------
    Expenses paid indirectly                       (46,271)
----------------------------------------------------------
    Net expenses                                37,142,834
----------------------------------------------------------
Net investment income                            4,471,713
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        573,504,010
----------------------------------------------------------
  Foreign currencies                               338,057
----------------------------------------------------------
  Futures contracts                             20,742,644
----------------------------------------------------------
  Option contracts                             (10,168,430)
----------------------------------------------------------
                                               584,416,281
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        533,325,625
----------------------------------------------------------
  Foreign currencies                               (22,793)
----------------------------------------------------------
  Futures contracts                                264,000
----------------------------------------------------------
  Option contracts                                 957,635
----------------------------------------------------------
                                               534,524,467
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                1,118,940,748
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $1,123,412,461
========================================================

 42
                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998 and the year ended October 31, 1997 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    4,471,713    $    1,100,893
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     584,416,281       933,882,009
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             534,524,467       438,536,902
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    1,123,412,461     1,373,519,804
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                 --       (14,688,010)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (444,894)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (849,671,209)     (552,547,910)
----------------------------------------------------------------------------------------------
  Class B                                                        (74,924,739)      (32,151,485)
----------------------------------------------------------------------------------------------
  Class C                                                           (567,891)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (9,053,017)       (6,655,833)
----------------------------------------------------------------------------------------------
Net equalization credits (charges) (See Note 1):
  Class A                                                                 --           436,828
----------------------------------------------------------------------------------------------
  Class B                                                                 --            62,469
----------------------------------------------------------------------------------------------
  Class C                                                                 --                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --           (91,147)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        605,894,028       126,373,106
----------------------------------------------------------------------------------------------
  Class B                                                        156,244,190       166,861,272
----------------------------------------------------------------------------------------------
  Class C                                                          9,914,560         2,401,569
----------------------------------------------------------------------------------------------
  Institutional Class                                              9,445,736        (7,373,537)
----------------------------------------------------------------------------------------------
       Net increase in net assets                                970,694,119     1,055,702,232
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          6,361,137,319     5,305,435,087
----------------------------------------------------------------------------------------------
  End of period                                               $7,331,831,438    $6,361,137,319
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,747,625,830    $3,937,446,869
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,307,555        28,516,289
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    575,813,993       925,614,568
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   2,004,084,060     1,469,559,593
----------------------------------------------------------------------------------------------
                                                              $7,331,831,438    $6,361,137,319
==============================================================================================

See Notes to Financial Statements.
                                                                              43
                   W    E    I    N    G    A   R   T   E   N

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.

B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-
 44
                   W    E    I    N    G    A   R   T   E   N
   market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Equalization--The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $28,680,447 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the six months ended April 30, 1998, AIM waived fees of $1,385,142. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $134,422 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended April 30, 1998, AFS was paid $3,350,741 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through April 30, 1998, AFS was paid $2,018 with respect to the Institu-

                                                                              45
                   W    E    I    N    G    A   R   T   E   N
tional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $952 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $9,063,792, $2,767,704, and $34,347, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $863,459 from sales of the Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1998, AIM Distributors received commissions of $20,702 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS and FMC.
  During the six months ended April 30, 1998, the Fund paid legal fees of $5,831 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $37,433 and $8,838, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $46,271 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1998 was $3,608,085,490 and $3,861,426,587, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,059,851,632
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (63,648,258)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,996,203,374
==========================================================

Cost of investments for tax purposes is $5,300,206,298.

 46
                   W    E    I    N    G    A   R   T   E   N

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                              3,000     $  1,216,939
---------------------------------------------------------------------------------------
Written                                                        123,193       38,537,794
---------------------------------------------------------------------------------------
Closed                                                         (65,164)     (23,494,987)
---------------------------------------------------------------------------------------
Exercised                                                      (36,794)      (8,353,416)
---------------------------------------------------------------------------------------
Expired                                                        (16,592)      (5,830,183)
---------------------------------------------------------------------------------------
End of period                                                    7,643     $  2,076,147
=======================================================================================

Open call option contracts written at April 30, 1998 were as follows:

                                                                                                  APRIL 30,
                                                    CONTRACT   STRIKE   NUMBER OF    PREMIUM         1998        UNREALIZED
                                                     MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   APPRECIATION
                      ISSUE                         --------   ------   ---------   ----------   ------------   ------------
Arterial Vascular Engineering, Inc.                   May        40      7,643      $2,076,147     $501,572      $1,574,575
----------------------------------------------------------------------------------------------------------------------------

NOTE 8-PUT OPTIONS PURCHASED

Transactions in put options purchased during the six months ended April 30, 1998 are summarized as follows:

                                                                 PUT OPTION CONTRACTS
                                                              --------------------------
                                                              NUMBER OF       PREMIUMS
                                                              CONTRACTS         PAID
                                                              ---------     ------------
Beginning of period                                                 --                --
----------------------------------------------------------------------------------------
Purchased                                                       55,429      $ 15,868,426
----------------------------------------------------------------------------------------
Closed                                                         (33,432)      (10,182,918)
----------------------------------------------------------------------------------------
Expired                                                        (21,997)       (5,685,508)
----------------------------------------------------------------------------------------
End of period                                                        0      $          0
----------------------------------------------------------------------------------------

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                                                        APRIL 30,                       OCTOBER 31,
                                                                          1998                              1997
                                                              -----------------------------    ------------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    ---------------
Sold:
  Class A                                                      31,189,960    $  669,765,639     36,066,523    $   748,100,033
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,690,989       119,693,104      9,401,446        192,004,936
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        519,820        10,957,161        117,736          2,708,502
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             224,814         5,023,383        377,655          7,900,669
-----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                      41,124,131       799,035,141     29,415,559        528,061,835
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,748,457        71,332,604      1,715,350         30,687,644
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         28,544           543,474             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             448,039         8,857,736        313,585          5,650,803
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (40,094,880)     (862,906,752)   (56,267,501)    (1,149,788,762)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,645,109)      (34,781,518)    (2,748,694)       (55,831,308)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (74,391)       (1,586,075)       (13,632)          (306,933)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (199,970)       (4,435,383)      (951,830)       (20,925,009)
-----------------------------------------------------------------------------------------------------------------------------
                                                               40,960,404    $  781,498,514     17,426,197    $   288,262,410
=============================================================================================================================

* Class C shares commenced sales on August 4, 1997.

                                                                              47
                   W    E    I    N    G    A   R   T   E   N

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during the six months ended April 30, 1998 and each of the years in the five-year period ended October 31, 1997.

                                                                       OCTOBER 31,
                                  APRIL 30,      -------------------------------------------------------
                                    1998          1997        1996        1995        1994        1993
                                  ---------      -------    --------    --------    --------    --------
Net asset value, beginning of
  period                           $ 23.05       $ 20.46    $  20.48    $  17.94    $  17.69    $  16.73
--------------------------------   -------       -------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income               0.06          0.08        0.17        0.10        0.17        0.16
--------------------------------   -------       -------    --------    --------    --------    --------
  Net gains on securities (both
    realized and unrealized)          3.55          4.90        2.52        4.35        0.58        0.93
--------------------------------   -------       -------    --------    --------    --------    --------
    Total from investment
      operations                      3.61          4.98        2.69        4.45        0.75        1.09
--------------------------------   -------       -------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                              --         (0.15)         --       (0.13)      (0.17)      (0.13)
--------------------------------   -------       -------    --------    --------    --------    --------
  Distributions from net
    realized gains                   (3.35)        (2.24)      (2.71)      (1.78)      (0.33)         --
--------------------------------   -------       -------    --------    --------    --------    --------
    Total distributions              (3.35)        (2.39)      (2.71)      (1.91)      (0.50)      (0.13)
--------------------------------   -------       -------    --------    --------    --------    --------
Net asset value, end of period     $ 23.31       $ 23.05    $  20.46    $  20.48    $  17.94    $  17.69
================================   =======       =======    ========    ========    ========    ========
Total return(a)                      18.24%        27.37%      15.34%      28.69%       4.37%       6.53%
================================   =======       =======    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $73,842       $62,124    $ 60,483    $ 54,332    $ 40,486    $ 39,821
================================   =======       =======    ========    ========    ========    ========
Ratio of expenses to average net
  assets(b)                           0.64%(c)(d)    0.64%      0.65%       0.70%       0.65%       0.78%
================================   =======       =======    ========    ========    ========    ========
Ratio of net investment income
  to average net assets(e)            0.61%(c)      0.50%       0.80%       0.45%       1.00%       0.97%
================================   =======       =======    ========    ========    ========    ========
Portfolio turnover rate                 57%          128%        159%        139%        136%        109%
================================   =======       =======    ========    ========    ========    ========
Average broker commission rate
  paid(f)                          $0.0607       $0.0618    $ 0.0615         N/A         N/A         N/A
================================   =======       =======    ========    ========    ========    ========
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)          --            --          --          --          --          --
================================   =======       =======    ========    ========    ========    ========
Average amount of debt
  outstanding during the period
  (000s omitted)(g)                     --            --          --    $      6          --          --
================================   =======       =======    ========    ========    ========    ========
Average number of shares
  outstanding during the period
  (000s omitted)(g)                  3,039         3,146       2,908       2,526       2,256       1,826
================================   =======       =======    ========    ========    ========    ========
Average amount of debt per share
  during the period                     --            --          --    $ 0.0024          --          --
================================   =======       =======    ========    ========    ========    ========

(a) Total return is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.68% (annualized), 0.68%, 0.68%, 0.72%, 0.68%, and 0.81% for 1998-1993.
(c) Ratios are annualized and based on average net assets of $66,663,221.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 0.64% (annualized).
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.57% (annualized), 0.46%, 0.77%, 0.43%, 0.98%, and
    0.94%, for 1998-1993.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
(g) Averages computed on a daily basis.

 48
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

                                                      Directors & Officers

BOARD OF DIRECTORS                             OFFICERS                                        OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                                11 Greenway Plaza
Chairman                                       Chairman                                        Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                   John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                             Carol F. Relihan                                Houston, TX 77046
                                               Senior Vice President and Secretary
Owen Daly II                                                                                   SUB-ADVISOR
Director                                       Gary T. Crum
Cortland Trust Inc.                            Senior Vice President                           A I M Capital Management, Inc.
                                                                                               11 Greenway Plaza
Edward K. Dunn Jr.                             Jonathan C. Schoolar                            Suite 100
Chairman, Mercantile Mortgage Corp.;           Senior Vice President                           Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and       Dana R. Sutton                                  TRANSFER AGENT
President, Mercantile Bankshares               Vice President and Assistant Treasurer
                                                                                               A I M Fund Services, Inc.
Jack Fields                                    Melville B. Cox                                 11 Greenway Plaza
Chief Executive Officer                        Vice President                                  Suite 100
Texana Global, Inc.;                                                                           Houston, TX 77046
Formerly Member                                Renee A. Bamford
of the U.S. House of Representatives           Assistant Secretary                             CUSTODIAN

Carl Frischling                                P. Michelle Grace                               State Street Bank and Trust Company
Partner                                        Assistant Secretary                             225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                              Boston, MA 02110
                                               Jeffrey H. Kupor
Robert H. Graham                               Assistant Secretary                             COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                    Nancy L. Martin                                 Ballard Spahr
                                               Assistant Secretary                             Andrews & Ingersoll, LLP
John F. Kroeger                                                                                1735 Market Street
Formerly Consultant                            Ofelia M. Mayo                                  Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.             Assistant Secretary
                                                                                               COUNSEL TO THE DIRECTORS
Lewis F. Pennock                               Lisa A. Moss
Attorney                                       Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
                                                                                               919 Third Avenue
Ian W. Robinson                                Kathleen J. Pflueger                            New York, NY 10022
Consultant; Formerly Executive                 Assistant Secretary
Vice President and                                                                             DISTRIBUTOR
Chief Financial Officer                        Samuel D. Sirko
Bell Atlantic Management                       Assistant Secretary                             Fund Management Company
Services, Inc.                                                                                 11 Greenway Plaza
                                               Stephen I. Winer                                Suite 100
Louis S. Sklar                                 Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                                Mary J. Benson
Limited Partnership                            Assistant Treasurer




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

[AIM LOGO APPEARS HERE]

Fund Management Company
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1188